HERITAGE
                                                                          SERIES
                                                                           TRUST


                               [GRAPHIC OMITTED]
          FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH



                                                          AGGRESSIVE GROWTH FUND
                                            EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                              GROWTH EQUITY FUND
                                                              MID CAP STOCK FUND
                                                            SMALL CAP STOCK FUND
                                                                 TECHNOLOGY FUND
                                                               VALUE EQUITY FUND


                                 ANNUAL REPORT
                           and Investment Performance
                           Review for the Year Ended
                                October 31, 2000


                                [HERITAGE LOGO]

                             HERITAGE SERIES TRUST
                                 ANNUAL REPORT
                               TABLE OF CONTENTS


PRESIDENT'S LETTER .......................................................     1

PORTFOLIO COMMENTARY
   AGGRESSIVE GROWTH FUND
      Portfolio Management Letter ........................................     3
      Performance Graph ..................................................     4

   EAGLE INTERNATIONAL EQUITY PORTFOLIO
      Market Commentary ..................................................     5
      Performance Graphs .................................................     7

   GROWTH EQUITY FUND
      Portfolio Management Letter ........................................     9
      Performance Graphs .................................................    12

   MID CAP STOCK FUND
      Portfolio Management Letter ........................................    13
      Performance Graphs .................................................    15

   SMALL CAP STOCK FUND
      Portfolio Management Letters .......................................    16
      Performance Graphs .................................................    18

   TECHNOLOGY FUND
      Portfolio Management Letter ........................................    20
      Performance Graph ..................................................    23

   VALUE EQUITY FUND
      Portfolio Management Letter ........................................    24
      Performance Graphs .................................................    26

INVESTMENT PORTFOLIOS ....................................................    28

STATEMENTS OF ASSETS AND LIABILITIES .....................................    45

STATEMENTS OF OPERATIONS .................................................    47

STATEMENTS OF CHANGES IN NET ASSETS ......................................    48

FINANCIAL HIGHLIGHTS .....................................................    51

NOTES TO FINANCIAL STATEMENTS ............................................    58

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .......................    68

                                                              November 27, 2000

Dear Valued Shareholder:

     I am pleased to provide you with the annual report for the seven portfolios (the "Funds") of the Heritage Series Trust for the 1-year period ended October 31, 2000. The investment and financial information for each Fund is provided in this report. Because many of you have investments in more than one Fund in our Series Trust, this combined report allows us to provide you with the relevant information for each of your Funds in one easy-reference format.

     For the 1-year period ended October 31, 2000, performance* for the Class A Shares of each Fund was as follows: Aggressive Growth Fund +44.9%; Eagle International Equity Portfolio -1.3%; Growth Equity Fund +31.0%; Mid Cap Stock Fund +42.3%; Small Cap Stock Fund +25.7%; Technology Fund +22.0%(a); and Value Equity Fund +15.1%.

     The chart below shows the Fund's Class A Shares performance** which reflect the current maximum front-end sales load for the 1-, 3-, 5-year and life of the fund period as of October 31, 2000.

                                                              HERITAGE SERIES TRUST
                                              AVERAGE ANNUAL TOTAL RETURN (PERIODS ENDED 10/31/00)**
                                           ------------------------------------------------------------
CLASS A SHARES                                1-YEAR         3-YEAR        5-YEAR       LIFE OF FUND(b)
--------------                             ------------   -----------   ------------   ----------------
  Aggressive Growth Fund                       +37.99%           --             --           +37.30%
  Eagle International Equity Portfolio          -6.00%        +8.55%            --            +8.59%
  Growth Equity Fund                           +24.82%       +32.21%            --           +31.18%
  Mid Cap Stock Fund                           +35.54%           --             --           +16.32%
  Small Cap Stock Fund                         +19.71%        -0.98%        +12.06%          +12.91%
  Technology Fund                                  --            --             --           +16.18%
  Value Equity Fund                             +9.66%        +1.98%         +9.74%          +12.64%

     Although we are pleased with the absolute performance of the Funds, we feel it is important to caution investors that double digit returns should not be viewed as typical.

     Portfolio manager commentaries for each of the seven Funds included in the Heritage Series Trust follow. These detailed commentaries provide information about the individual performance of these Funds, synopses of market events, and mention of specific sectors or holdings that may have significantly impacted fund performance during this annual reporting period. We hope that you will find the portfolio managers' reviews and outlooks helpful in placing your Fund(s) performance into context within the market place as a whole. Investment portfolios and other important financial information for all of the Funds follow the managers' commentaries.

----------
* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
** These performance numbers reflect the current maximum front-end sales load for Class A Shares of 4.75%. Returns are annualized after the effects of sales charges and do include reinvestment of dividends. Past performance is no guarantee of future results.
(a) Returns shown for the Technology Fund are from inception, November 18, 1999 to October 31, 2000.
(b) The inception dates for the Funds' Class A Shares are as follows:
    Aggressive Growth Fund, 08/20/98; Eagle International Equity Portfolio, 12/27/95; Growth Equity Fund, 11/16/95; Mid Cap Stock Fund, 11/06/97;
    Small Cap Stock Fund, 05/07/93; Technology Fund, 11/18/99; and Value
    Equity Fund, 12/30/94.

     For your information, effective October 5, 2000, I assumed the position of President of the Heritage Series Trust, replacing Brian Lee. I have served as a member of the Heritage Board of Trustees since inception and look forward to communicating with you in the future.

     Thank you for your continued support of Heritage Family of Funds and for your investment in Heritage Series Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.


                                            Sincerely,

                                            /s/ RICHARD K. RIESS
                                            Richard K. Riess
                                            President

                                                              November 21, 2000

Dear Fellow Shareholders:

I am pleased to report that for the 12-month period ended October 31, 2000, the Heritage Series Trust - Aggressive Growth Fund (the "Fund") Class A Shares rose 44.9%*, topping the Russell 2000 Growth Index, which was up 16.2% for the period. Overall economic conditions have been very favorable to the Fund's performance during the reporting period above and may not be sustainable in the future.

While technology stocks have been very volatile in recent months and have led the market down, they still were among our best performers for the past year. Healthcare stocks were also strong. Value stocks have performed much better than growth stocks in 2000, and traditional growth sectors have not been particularly strong late in the year. Year-to-date ("YTD") through October 31, 2000, the Russell 2000 Value Index was up 13.2%, while the Russell 2000 Growth Index was down 10.7%. This trend was not limited to smaller stocks, as the Russell 1000 Growth Index was down 6.0% YTD, but the Russell 1000 Value Index was up 5.8%. Concern with slowing earnings growth for many technology companies has somewhat weakened investor confidence in the sector.

Our best performer over the past year was Cerner, whose Millennium Suite of software solutions has been gaining market share in the clinics as well as hospitals. Metlife, a leading provider of insurance and other financial services, went public in early April and has performed well since we purchased it in its initial public offering. Another good performer was TMP Worldwide, an advertising and executive search firm which gained attention for its Monster.com website, the leading Internet job search service and one of the few Internet-related companies with earnings. Semiconductor manufacturer Integrated Device Technology has been experiencing strong demand and improving profit margins. Anticipating weakness in the sector, we sold this position during the year. Finally, Extreme Networks, which offers next generation switching solutions for enterprise local area networks (LANs), has been growing revenues rapidly and delivering solid earnings results. We also sold this stock after a sharp run up.

Our worst performer was Spherion, a staffing company, which fell sharply after announcing earnings that were below consensus estimates and lowering expectations for the remainder of the year. At about 7 times earnings, we believe this stock is grossly oversold and plan to continue holding it. Commscope, which manufactures coaxial cables and fiber-optic cable products, was weak, due to concerns with slowing spending in the telecom sector, and we sold the stock. Royal Caribbean Cruises was weak due to concerns that the industry is facing an increasingly competitive pricing environment. We chose to sell this position.

We have seen slowing earnings growth, reduced earnings estimates, earnings falling short of expectations and reduced future expectations, driven in part by high energy prices that are starting to take a toll on U.S. and overseas economies. We think earnings estimates will continue to come down, but we also believe the market has already discounted much of the revisions. Interest rates should moderate early next year and provide some stability going forward. We lightened up on our technology weighting this summer, and we are now watching for opportunities to take advantage of sector weakness and increase our exposure. Currently our technology weighting is approximately 29%. As of October 31, 2000, the holdings in our portfolio were trading at about 30 times projected next 12 months earnings, with an estimated average earnings growth rate of some 45%.

As always, we will continue to do our best for Heritage shareholders.

                                       Sincerely,


                                       /s/ BERT BOKSEN
                                       Bert Boksen
                                       Senior Vice President
                                       Eagle Asset Management, Inc.
                                       Portfolio Manager, Aggressive Growth Fund
----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

                         GROWTH OF A $10,000 INVESTMENT
       SINCE INCEPTION OF HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                    CLASS A, B & C SHARES ON AUGUST 20, 1998

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                               A SHARES        B SHARES        C SHARES
                               --------        --------        --------
        1 Year:                 37.99%          39.80%          43.80%
        Life of Class:          37.30%          38.39%          39.31%

* Average annual returns for Heritage Series Trust - Aggressive Growth Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $20,736. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

MARKET COMMENTARY from MARTIN CURRIE, INC.
Eagle International Equity Portfolio (the "Fund")


Since the stock markets reached all-time highs in mid-March this year, concern over the direction of interest rates and prospects for economic growth resulted in a sharp derating of technology, media and telecom ("TMT") stocks across all markets. Investor nervousness was exacerbated by the U.S. reporting season, where well-publicised company announcements over earnings shortfalls--particularly in the technology and telecommunications sectors--have had implications for international markets and valuations in general. Asia and Japan have been particularly affected. After an initial rally at the start of 2000, the weakness of the Euro against the Dollar has been the other major feature, in contrast to the stability of the Yen. Over the 12 months to October 31, 2000, the Morgan Stanley Capital International Europe, Australia, Far East Index (the "Index") fell by 2.9% while the Fund's Class A Shares declined by 1.3%*.

After a strong finish to 1999, JAPAN (28.4% of the portfolio as of fiscal year end) has been the weakest of the major regions over the year. We ran an underweighted position against the Index for most of the period. The mixed signs of economic recovery, and unwinding of cross-share holdings, left the market very vulnerable to a sharp mark down - particularly after the good returns from a number of large electronic and technology related stocks over 1999. As the market started to hit lows in the middle part of this year, we started to build up our weighting again, adding stocks such as Nomura, NTT, Takefuji and Mitsubishi Heavy Industries, all companies with domestic earnings. Japan is looking relatively attractive. Corporate profit growth is the most robust relative to other major markets--including the United States--and there are now clear signs of improving consumer spending and an increase in domestic capital expenditure.

We have run an underweight position against the Euro and CONTINENTAL EUROPE, (36.4% of the portfolio as of fiscal year end), for much of 2000. Europe has exposure to a number of global examples of `TMT' stocks and has suffered too from some well-highlighted earnings disappointments, such as Nokia. Mixed signs of economic recovery and corporate activity as European companies expanded into U.S. assets, left the Euro very vulnerable and its weakness clouded an otherwise relatively stable return in local currency. We were active in Europe, adding more defensive stocks in: the financial sector, such as Allianz and UBS; pharmaceuticals, such as Aventis and Elan; and selective industrial plays, Vivendi Environnement, Autostrade Spa and Philips Electronics. Sales included:
`legacy' telecom groups, France Telecom and Deutsche Telecom; some less attractive financials, such as Societe Generale and Holderbank; and a reduction in `TMT' stocks through the sales of Alstom and SAP. At these levels, Europe is again looking attractive, although much depends on the outlook for the currency, which remains uncertain. In the UK (19.8% of the portfolio as of the fiscal year end), we have been in line with the Index, partly as we own a position in our favoured mobile group, Vodafone. It has also been a market that has supplied some good defensive exposure to financials, pharmaceuticals and energy.

The ASIAN allocation, (3.7% of the portfolio as of fiscal year end), has been much reduced over the last six months as we sold holdings in Malaysia, Korea, Taiwan and Thailand, leaving exposure to the region focused on the more mature markets of Australia, Hong Kong and Singapore. The reduction to `smaller' Asia matched our concern that these markets were most vulnerable to a fall of the Nasdaq (which proved the case). Proceeds were invested in more defensive stocks such as financials--Commonwealth Bank of Australia, Cheung Kong, Sun Hung Kai properties (Hong Kong), or DBS Group and Overseas Union Bank in Singapore. Sales included technology related stocks, I-cable (Hong Kong), Chartered Semiconductor and Singapore Telecom (Singapore), Korea Telecom and Samsung (Korea) and Compal in Taiwan. Asia has continued to suffer from the volatility in the reporting season in the United States and the sharp devaluation of technology related stocks, particularly in the semiconductor arena.

----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

As with the first half of the reporting season, we have remained very selective in EMERGING MARKETS. Outside the reduction of smaller Asia, our positions have concentrated on Greece, Poland, Brazil, Mexico, Israel and South Africa. New holdings have included Petroleo Brasileiro and Embraer Aircraft in Brazil. In Greece, we added National Bank, and in Israel, we reinvested into Orbotech, selling Bank Hapoalim. In Poland, a resource stock was added, Polski Koncern Naftowy. Our South Africa holdings currently include Anglo American Platinum and Barloworld. In the current environment of global market volatility, smaller markets have suffered as liquidity has tightened.

OUTLOOK

Markets are likely to remain volatile, as uncertainty surrounds the third calendar quarter earnings reporting season, with higher oil prices, a weak Euro and slower growth all having an impact. There is, however, clearer evidence of slowing U.S. growth and it appears that interest rates have peaked in the U.S., which has implications for all markets. However, it is unlikely that we will see cuts in rates until next year. The economic outlook for Japan continues to improve as stronger economic growth, consumer spending and higher capital expenditures support the recovery in earnings. A steady outlook for bonds, together with greater equity value now apparent after recent stock market falls, leave many international markets looking oversold and we expect to see some rally towards the end of the fourth calendar quarter.

                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - EAGLE INTERNATIONAL
                 EQUITY PORTFOLIO - EAGLE SHARES ON MAY 1, 1995

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      1 Year:  (1.91)%        5 Year: 9.54%
                        LIFE OF EAGLE CLASS SHARES: 9.39%


                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - EAGLE INTERNATIONAL
        EQUITY PORTFOLIO - CLASS A & CLASS C SHARES ON DECEMBER 27, 1995

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                         CLASS A SHARES 1 YEAR: (6.00)%
                         LIFE OF CLASS A SHARES: 8.59%
                         CLASS C SHARES 1 YEAR: (2.04)%
                          LIFE OF CLASS C SHARES 8.85%

* Average annual returns for Heritage Series Trust - Eagle International Equity Portfolio Eagle Class, Class A and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, and reinvestment of dividends for Eagle Class, Class A and C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - EAGLE INTERNATIONAL
              EQUITY PORTFOLIO - CLASS B SHARES ON JANUARY 2, 1998


                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                                1 YEAR: (5.92)%
                         LIFE OF CLASS B SHARES: 7.80%

* Average annual returns for Heritage Series Trust - Eagle International Equity Portfolio Class B Shares are calculated in conformance with item 21 of Form N-1A, which assumes a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends. If Class B Shares were still held at the end of the period, the value would be $12,670. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                               November 17, 2000

Dear Fellow Shareholders:


     The Heritage Series Trust - Growth Equity Fund (the "Fund") has performed well year-to-date and for the trailing 12-months. The Fund's Class A Shares year-to-date total return through the end of October 31, 2000 is up +1.39% versus a year-to-date total return of -1.81% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). For the 12-month period ended October 31, 2000, the Class A Shares of the Fund handily outperformed the S&P 500 Index as well. Over that time period, the Fund's Class A Shares total return was +31.04%* versus a total return of +6.08% for the S&P 500 Index. Overall economic conditions have been very favorable to the Fund's performance during the reporting periods above and may not be obtainable in the future. These returns reflect substantial benefit from investments in initial public offerings. Had all of the Fund's initial public offering shares been sold at the end of their first day of trading, these gains would have equaled approximately 30 percent of the total return for the Fund's fiscal year. The Fund's Class A Shares were rated five stars (a) by Morningstar, based on 4,497 domestic equity funds for the one-year period ended October 31, 2000. On a three-year basis, the Fund's Class A Shares rank (b) in the top seventh percentile of Morningstar's large growth category peer group, consisting of 503 funds for the period ended October 31, 2000.

     We are very focused on risk-adjusted returns by attempting to provide higher upside returns with a minimum of downside risk. We seek to control the risk in the Heritage Growth Equity portfolio through careful stock selection and disciplined industry exposure. As part of this risk control strategy, the Fund consists mainly of large-cap, blue chip, "sleep-well-at-night" types of companies. In addition, we rarely make large sector purchases within the Fund's portfolio. While our investment philosophy may not be as aggressive on the upside (when compared to those who normally overweight certain sectors, e.g., technology), it is in difficult markets where we have seen its inherent value.

     The Fund currently has 60 equity investments that we consider premier growth stocks. Our investment strategy is to look for companies that have an earnings growth rate greater than the average for companies included in the S&P 500 Index. The types of companies that we seek are dominant firms in high growth industries. We favor those firms whose industries have significant barriers to entry and high switching costs for their customers. Finally, we consider those areas with the strongest potential for growth.

MARKET ENVIRONMENT

     The volatile ride during the fourth quarter of 1999 pushed the market advance to very high levels. In spite of Y2K concerns, investors continued to pour money into the equity market, particularly in the technology sector. This euphoria came to a screeching halt beginning in March 2000. Since then, the market has experienced a steady decline from which it has yet to recover.

     We believe the volatility in the financial markets this year is indicative of investors resetting their exceedingly high expectations. The S&P 500 Index's return of 20%+ in each of the past four years has done much to raise investors' expectations to clearly unsustainable levels. In our view, these above-average expectations were not feasible over the long term. At the same time, investors are resetting their

----------

* Calculated without the imposition of either front-end or contingent deferred sales charges.
(a) Morningstar, Inc. brings both performance and risk together into one evaluation. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.
(b) Morningstar, Inc. performance rankings for the Growth Equity Fund Class A Shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar Inc. shows how well a fund has balanced risk and return relative to other funds in the same category. For the 1-year period ended October 31, 2000, the Fund's Class A Shares was ranked in the 12th percentile out of 723 large growth funds. The performance numbers used for the Fund did not take into account front-end sales charges. Past performance is no guarantee of future results.

expectations on higher growth outside of the U.S. We believe expectations about significantly higher European growth were somewhat misplaced as well. These expectations of higher European growth are also in the process of being readjusted.

     The price of energy and a higher U.S. dollar are two issues that contributed to the uncertainty in the markets. We believe the current energy situation will eventually reverse itself in light of the U.S. decision to release a portion of the Strategic Petroleum Reserve. This action should help keep a lid on higher oil prices. Until then, today's higher oil prices and a stronger U.S. dollar act as an indirect tax on U.S. companies and consumers, and this should keep a lid on inflation.

     Thanks in part to the work of the Federal Reserve and gains from improved corporate use of technology, the U.S. economy continues to exhibit no appreciable measure of inflation. While we have seen a deceleration in demand, growth in our economy is by no means stalled. As the macroeconomic situation abates and expectations are reset, we should have solid markets ahead. We will continue to invest in those companies that we believe offer the best growth prospects over the long term.

PORTFOLIO REVIEW

     We focus our efforts on those areas that have the strongest growth potential, regardless of the market environment. These primary areas include technology, health care (both pharmaceuticals and medical devices), and selected financial services firms. Despite any near-term hiccups that the market might experience, we continue to stay the course and buy more of our franchise names when they sell off and vice-versa.

     The technology sector helped boost our returns over the one-year period ended October 31, 2000. While technology remains the single largest sector weighting in the Fund, we have trimmed this weighting over the past year to reduce the portfolio's risk exposure. We remain firm believers in the long-term growth prospects of technology. In the hardware industry, the Fund holds positions in EMC, Dell, and Sun Microsystems. In the semiconductor industry, we sold our positions in Intel, LSI Logic, and National Semiconductor due to what we believe may be an oversupply of many various types of semiconductor chips. While the optical/networking industry has been out-of-favor during the past several months, the Fund maintains its holdings in JDS Uniphase, Cisco Systems, and Nortel Networks. We have exposure to the optics industry as we believe that the high-speed optical transport of data will continue to be an important fundamental trend over the next three to five years. Microsoft and Veritas are two software names in the Fund whose long-term fundamentals we find attractive. Within the Internet area and business-to-business space, the Fund holds AOL and Yahoo!, names we view as core franchise holdings.

     Health care was also a positive contributor to the Fund over the past year. We have slightly increased our large cap pharmaceutical weighting in the Fund due to data that show the U.S. economy is slowing. This sector offers the solid growth that we favor. In the health care area, we own blue chip names such as Johnson & Johnson, Pharmacia, Merck, and Pfizer. In a slow-growth environment, investors should pay a premium for consistent and predictable earnings and revenue growth. In our view, whether the Republicans or Democrats win the White House may not be as important as who controls the Congress. The newly elected Congress is made up of a Republican majority that should favor less regulation and government intervention. In this environment, pharmaceutical companies are more likely to benefit from a lower probability of government action on Medicare cost reimbursement issues.

     The financial services sector has also been positive for the Fund. We continue to own leading financial companies in dominant niches such as American Express, AIG, and Citigroup. In recent news, Citigroup announced its decision to acquire Associates Financial. We believe the deal will be positive to Citigroup via an increase in revenues from Associates and through cost savings. Also, this deal should expedite Citigroup's entry into the Japanese consumer finance market, an area that Citigroup has been targeting. Citigroup remains one of the premier global financial firms under Sandy Weill's leadership. Elsewhere in the Fund, we own smaller positions in broker/dealers including Goldman Sachs, Lehman Brothers, and Merrill Lynch. Retailing has been a challenging sector in which to manage since our last annual report. Our two major holdings in this sector, Home Depot and Wal-Mart, have not performed well over the short term. Investors' fears of higher interest rates and slower potential growth have been negative for these dominant franchises. In spite of this, we will keep Home Depot and Wal-Mart in the Fund as they have the long-term growth characteristics that we find attractive.

CONCLUSION

     While the Federal Reserve Open Market Committee's stance on the fed funds interest rate did not change at its November meeting, the language coming from Washington has softened in tone. The Federal Reserve (the "Fed") noted the economy is indeed slowing and that the supply/demand dynamic is moving closer into balance. If the Fed takes a more neutral stance, this should be positive on the margin for equities. If the economy continues to slow, however, we would expect to see an eventual cut in interest rates in 2001. A reduction in interest rates should eventually benefit growth stocks in general. We believe the credit futures market indicates that there is a high probability that the Fed will lower rates.

     We believe the market should continue to readjust expectations and valuations in the equity markets. Our investment philosophy and process remains unchanged--to invest in those companies with stronger-than-average revenue and earnings growth. Also we remain convinced that the real risk to investors is attempting to "time" the best period to invest in the market. We thank you for investing with us and look forward to working with you in the years to come.



                                           Sincerely,

                                           /s/ ASHI PARIKH
                                           Ashi Parikh
                                           Managing Director
                                           Eagle Asset Management, Inc.
                                           Portfolio Manager, Growth Equity Fund

                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                 CLASS A & CLASS C SHARES ON NOVEMBER 16, 1995


                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                         CLASS A SHARES 1 YEAR: 24.82%
                         LIFE OF CLASS A SHARES: 31.18%
                         CLASS C SHARES 1 YEAR: 30.09%
                         LIFE OF CLASS C SHARES: 31.48%



                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                       CLASS B SHARES ON JANUARY 2, 1998

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                                 1 YEAR: 26.05%
                         LIFE OF CLASS B SHARES: 32.76%

* Average annual returns for Heritage Series Trust - Growth Equity Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $22,544. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 27, 2000

Dear Fellow Shareholders:

     We are pleased to present the annual report for the Heritage Series Trust
- Mid Cap Stock Fund (the "Fund") for the period ended October 31, 2000. For the 1-year period ended October 31, 2000, the Fund's Class A shares returned 42.30%*. Overall economic conditions have been very favorable to the Fund's performance during the reporting period above and may not be sustainable in the future. As shown below, the Fund's Class A Shares outperformed the Russell-Mid Cap Index and the Standard & Poor's 400 Mid Cap Index ("S&P Mid Cap Index") by over 17% and 10%, respectively.

                                               1-YEAR ENDED 10/31/00
                                               ---------------------
          Heritage Mid Cap Stock Fund                   42.30%*
          S&P 400 Mid Cap Index                         31.65%
          Russell Mid Cap Index                         24.31%

     We are extremely pleased with the Fund's performance, especially in the rough market we've experienced year-to-date. Since we are growth at a reasonable price investors with an emphasis on cash flow and above average earnings, we tend to hold up well in turbulent markets. We mentioned in last year's letter that the Fund would be in good stead if a correction in technology and high multiple stocks occurred. This is exactly the trend we witnessed in the past year. Despite the Nasdaq's 65% increase between November 1, 1999 and its high in mid-March, it is up only 13.59% for the 1-year period ended October 31, 2000. While 13.59% is still a respectable move during a 1-year period, this volatility demonstrates the excesses that crept into the valuations of most technology stocks earlier this year.

     We feel that the Fund has a balanced approach to investing due to its diversification of growth and value stocks. Unfortunately, the fund rating agencies place us in either the pure growth (Morningstar) or the pure value (Lipper) categories. Lipper Analytical Services, Inc. ranked the Fund's Class A Shares in the 5th (a) percentile out of 176 mid cap value funds for the 1-year period ended October 31, 2000. For the same period, Morningstar, Inc. ranked the Fund's Class A Shares in the 47th(a) percentile out of 504 mid cap growth funds. The recent decline in high multiple growth stocks has increased our rank in the growth category. In either case, we remind investors that we seek to outperform the mid cap indices and that our risk and return stance is determined solely by the indices and not our competitors.

     Although the Fund still has some exposure to small capitalization companies, the average market cap has increased throughout the last year. Our average market cap now stands at $3.8 billion, as compared with the S&P Mid Cap Index at $4.3 billion. Our median market cap stands at $2.2 billion. We intend to maintain a similar mix going forward.

     Although the characteristics of the Fund match up with the indices, it is clear that most funds in the mid cap category have much higher median market capitalization than the Heritage Mid Cap Stock Fund. In what appears to be the last stages of a price momentum market, many investors are still holding on to their larger, better performing stocks.

     With the Fund's turnover well north of 100%, we are surprised at the amount of trading we did this year. The increased trading is a function of the near two-fold increase in the volatility of the market (Source: SC Bernstein). The monthly, weekly, and even daily moves in small to mid cap stocks create opportunities for knowledgeable investors.

----------
 * Calculated without the imposition of either front-end or contingent deferred sales charges.
(a) Morningstar, Inc. performance rankings for the Heritage Mid Cap Stock Fund Class A Shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar, Inc. shows how well a fund has balanced risk and return relative to other funds in the same category. Lipper Analytical Services, Inc. rankings are assigned based on the precision of performance shown. Lipper ranking methodology assigns identical rankings to funds with the same performance. The performance numbers used by Morningstar, Inc. and Lipper did not take into account front-end sales charges. Past performance is no guarantee of future results.

     We do not expect the volatility to disappear and, in fact, if the economy continues to slow, we may even see an increase in volatility. Our first response to the increased dispersion in returns would be to diversify. As the Fund is already invested on a fairly sector neutral basis versus the indices (the only major differences are that we are under-invested in utilities and basic materials), we feel the Fund is well positioned for turbulent markets. Our second response to increased dispersion would be to buy and sell stocks as big moves in the stocks outweigh the fundamentals. Although trading strategies do not produce as consistent returns as stock-picking strategies, our emphasis on valuation in the face of greatly increased volatility forces us to trade.

     Our winners this year came across the board; however, they were concentrated in financial, capital goods, consumer cyclicals, and health care stocks. Our biggest winners of the year included LSI Logic, Pegasus Communications, Varian Medical, SEI Investments, TMP Worldwide, and Plexus. We continue to hold Varian Medical; yet we sold the other five when we felt valuations had become unreasonable. This proved to be a smart decision, given that each of these stocks currently trades below the price at which we sold.

     Our losers of the year were concentrated in consumer cyclicals, consumer staples, and technology stocks. Negative contributors to performance included Mobile Data Solutions, Varian Semiconductor, Protective Life, Valassis Communications, Elcor, and Harrah's Entertainment. Most of these holdings were sold because of deteriorating fundamentals that were tied to a weakening economy.

     In the first 10 months of 2000, the market has begun to discount a slowdown in earnings growth. In fact, third quarter results indicate that this is beginning to occur. As a result, there has been a movement toward stable, reasonably valued growth stocks. Our view is that the movement towards stability is not yet exhausted and that reasonably priced financials, technology, health care, and service stocks are still the place to be. In health care, we have concentrated on the less expensive services (hospitals, home health care), and in finance we have avoided stocks with substantial credit concerns (banks, consumer lending) in favor of insurance (mortgage, bond, and property casualty insurers). Some technology stocks offer good values. We are increasingly moving away from cyclical technology names (semi-conductors, electronics) in favor of select software names. This is consistent with a slowing economy.

     As we enter 2001, we are confident the Fund is well positioned. Many small and mid cap stocks are cheaper than large cap stocks. Our mix of stable growth and value stocks should serve us well if equity markets continue their current course. If monetary policy loosens later in 2001 and the market sees a strong economic rebound, a rush to traditional value stocks might occur. Our emphasis on valuation will help us participate in this movement to some degree.

     As always, we thank you for your support and we will always strive to add value for the benefit of all of us as shareholders.

                                           Sincerely,


                                           /s/ TODD L. MCCALLISTER
                                           Todd L. McCallister
                                           Portfolio Manager, Mid Cap Stock Fund

                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - MID CAP STOCK FUND
                  CLASS A & CLASS c SHARES ON NOVEMBER 6, 1997

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                         CLASS A SHARES 1 YEAR: 35.54%
                         LIFE OF CLASS A SHARES: 16.32%
                         CLASS C SHARES 1 YEAR: 41.19%
                         LIFE OF CLASS C SHARES: 17.35%



                         GROWTH OF A $10,000 INVESTMENT
         SINCE INCEPTION OF HERITAGE SERIES TRUST - MID CAP STOCK FUND
                       CLASS B SHARES ON JANUARY 2, 1998

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                                 1 YEAR: 37.13%
                         LIFE OF CLASS B SHARES: 17.19%


* Average annual returns for Heritage Series Trust - Mid Cap Stock Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $15,974. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 21, 2000


Dear Fellow Shareholders:

For the 12-month period ended October 31, 2000, Heritage Series Trust - Small Cap Stock Fund (the "Fund") Class A Shares were up 25.7%*, outperforming the Russell 2000 Index, which was up 17.4%, for the period. Overall economic conditions have been very favorable to the Fund's performance during the reporting period above and may not be sustainable in the future.

The market has been extremely volatile in the past few months, and technology stocks have not performed particularly well. Value stocks have been much stronger than growth stocks. Year-to-date through October 31, 2000, the Russell 2000 Value Index was up 13.2%, while the Russell 2000 Growth Index was down 10.7%. However, technology stocks were very strong during the first half of the year and the sector is still a top contributor to our performance for the past 12 months. Health care stocks have also been strong. The consumer sector has been a drag on performance.

In the portion of the portfolio allocated to Eagle our best performer was Coherent, a manufacturer of lasers used largely for medical, optical and semiconductor manufacturing applications. The strong performance reflected strong earnings. Artesyn Technologies, a developer of power conversion products for the computing and telecommunications markets, also performed well after making several positive product announcements. Cerner, whose Millennium Suite of software solutions has been gaining market share in the clinics as well as hospitals, performed well, due to strong earnings results. Dain Rauscher, a regional stock broker, rose sharply after the company announced an agreement to be acquired by the Royal Bank of Canada for nearly $1.5 billion ($95 per share) in cash. National Computer Systems also agreed to be acquired, for $73 (in cash) per share, by Pearson PLC, a U.K.-based international media, publishing and education company.

The worst performer in our portion of the portfolio was Commscope, a manufacturer of coaxial cables as well as fiber-optic cable products. The company announced slightly weaker than expected earnings results. However, the decline reflected concerns over slowing telecom capital equipment spending. We believe this stock is oversold and plan to continue holding it. Sykes Enterprises fell after the company announced disappointing earnings and subsequently announced a restatement of 1999 earnings as well as lowered future earnings estimates. We sold the stock at about $18, and it currently trades around $6. Metrocall declined due to concerns with price and margin erosion. We sold the stock in the $3 to $4 range, and it currently trades at approximately $1.

We are concerned with the current market environment of high oil prices, coupled with high interest rates. Earnings results have been dampened, and many companies have been pre-releasing poor results. We anticipate further earnings estimate reductions and a slowing economic growth rate. However, while we are concerned, we do believe the market has already discounted many of these factors. In addition, we expect to see interest rates begin to come down. We are currently looking at energy, financial and healthcare companies as these sectors have been strong and should continue to perform well with value stocks outperforming growth stocks. In addition, we are looking to increase our technology weighting, which is currently just under 20%, by "bargain hunting" when the sector is weak.

As always we will endeavor to do our best for shareholders.

                                         Sincerely,

                                         /s/ BERT BOKSEN
                                         Bert Boksen
                                         Senior Vice President
                                         Eagle Asset Management, Inc.
                                         Portfolio Manager, Small Cap Stock Fund
----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

                                                              November 13, 2000


Dear Fellow Shareholders:

The Heritage Small Cap Stock Fund (the "Fund") had a competitive year for the twelve month period ended October 31, 2000, returning 25.7%* for the Class A Shares versus 17.4% for the Russell 2000 Index.

The year can be divided into two parts. Speculative, momentum investing and a boom in technology and communication stocks characterized the first part from October 1, 1999 to March 31, 2000. The second part from April 1, 2000 to October 31, 2000, was characterized by a partial correction of these excesses, as momentum and technology stocks corrected.

As we look forward, the markets should continue to become more balanced--where value is competitive with growth; small cap is competitive with large cap; and growth at a reasonable price is competitive with growth at any price.

We have returned to a thinking person's market. This should be a good environment for the Fund, as research and valuations count again and this is the investing style employed by both managers of the Fund.

While the economy is facing challenges, the economic metrics remain favorable enough to permit growing companies selling at reasonable valuations to appreciate. Thus, we believe that we should be able to grow the Fund very reasonably over the coming fiscal year.

During the past year, the Fund benefited from its technology exposure in the early part of the year; it also benefited from the reduction of technology exposure in the second half of the year.

The top contributors in our portion of the portfolio were American Tower, Comdisco, Doral Financial, John Wiley and Sons, Penton Media, Gentex and Investors Financial. We continue to own these stocks and have high confidence in them. In each case, these stocks went up as investors realized that the growth rates were good or better than expected and that the stocks were very cheaply priced.

Our portion of the portfolio was hurt by investments in Alaska Communication, Health Management Systems, Startek, Capital Crossing Bank, Audible and Commscope. We have full confidence in Startek, Capital Crossing Bank and Commscope. We are studying the other positions. Startek, Capital Crossing Bank and Commscope had short-term earnings issues, but growth in the future seems assured. Alaska Communication and Audible went down in sympathy with the technology sector. Health Management Systems had lower than expected growth.

We look forward to picking stocks with good potential and providing good risk-adjusted returns during the current fiscal year.


                                         Sincerely,

                                         /s/ JAMES D. AWAD
                                         James D. Awad
                                         Chairman
                                         Awad Asset Management, Inc.
                                         Portfolio Manager, Small Cap Stock Fund

----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

                         GROWTH OF A $10,000 INVESTMENT
        SINCE INCEPTION OF HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                         CLASS A SHARES ON MAY 7, 1993

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                     1 YEAR: 19.71%          5 YEAR: 12.06%
                         LIFE OF CLASS A SHARES: 12.91%




                         GROWTH OF A $10,000 INVESTMENT
        SINCE INCEPTION OF HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                       CLASS B SHARES ON JANUARY 2, 1998


                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                                 1 YEAR: 20.81%
                        LIFE OF CLASS B SHARES: (0.80)%


* Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $9,997. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                         GROWTH OF A $10,000 INVESTMENT
        SINCE INCEPTION OF HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                        CLASS C SHARES ON APRIL 3, 1995

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                     1 YEAR: 24.80%          5 YEAR: 12.33%
                         LIFE OF CLASS C SHARES: 14.64%


* Average annual returns for Heritage Series Trust- Small Cap Stock Fund Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 16, 2000
Dear Fellow Shareholders:

     The Heritage Series Trust--Technology Fund (the "Fund") has posted solid performance numbers since it first opened just under one year ago. The Fund's Class A Shares produced a total return of 21.97%* from inception on November 18, 1999 through October 31, 2000. Over this same time period, the Goldman Sachs Technology Index (the "GSTI") advanced 3.87%, while the NASDAQ Composite (NASDAQ) was up 0.64%, and the Standard & Poor's 500 Composite Price Index returned 0.31%. On a year-to-date basis, the Fund's Class A Shares has returned -0.91% while the GSTI has declined 11.89%. Our absolute performance was driven by strong revenue and earnings growth in the technology sector, which continues to outpace other sectors of the economy. Our relative outperformance is driven by taking less risk with a broadly diversified portfolio of technology stocks exposed to many different industries whose fundamentals are often not highly correlated. Overall economic conditions have been very favorable to the Fund's performance during the reporting period above and may not be sustainable in the future. These returns reflect substantial benefit from investments in initial public offerings. Had all of the Fund's initial public offering shares been sold at the end of their first day of trading, these gains would have equaled approximately one-half of the total return for the Fund's fiscal year. To the extent that the Fund's assets remain the same or grow, the future impact of investments in initial public offerings on the Fund's returns may be substantially lower.

PORTFOLIO PERFORMANCE

     As we noted in the Fund's semi-annual review six months ago, investors' reassessment of risk levels and corresponding valuations for technology companies as well as higher interest rates have been significant factors in the recent downturn of the technology market. This combination, along with a slowing economy, has had a decidedly negative impact on the valuation of many technology stocks. We believe our diversified approach and intense focus on risk management serves us well in these types of market conditions, and our technology research team takes great pride in the ability to outperform in both up and down markets.

     Since our last update over six months ago, the performance of the Heritage Technology Fund has been essentially flat while technology stocks overall have experienced a substantial correction. While the Fund exhibited negative absolute performance in the semiconductor, Internet, and communications areas, we significantly outperformed our benchmark on a relative basis. The Fund experienced substantial positive performance in the software and hardware areas.

     We chose to cut back our semiconductor weighting in the Fund several months ago as we began to believe the semiconductor industry was entering the mid-phase of its current business cycle. Our decision to underweight this group against our benchmark contributed to our relative outperformance in this sector. We believe the supply/demand environment for semiconductors is now approaching equilibrium after several quarters of supply constraints and corresponding margin expansion for many chip manufacturers. In our view, phase two of the semiconductor business cycle will require much more selectivity in the sector. Those firms that simply produce standard parts will likely see their margins erode substantially. At this point in the cycle, we now want to own semiconductor companies that manufacture proprietary (not standard or undifferentiated) products exploiting specific product cycles and/or rapid growth end markets such as Digital Subscriber Line ("DSL") broadband access. DSL is designed to optimize the copper line used by telephone companies for high-speed data transfer. One of our DSL holdings in the Fund is Globespan, a leading design provider of chipsets for modems. Another semiconductor holding is Intersil, a top chipset designer for wireless local area network (WLAN) solutions. Both firms should benefit from strong growth in these immature market segments over the next 18-24 months.

     In the semiconductor sector, the Fund experienced declines in Fairchild Semiconductor and Memc Electronics. Intel also proved a disappointing holding, and we recently sold this position from the Fund. Given the current production schedules of Intel and Advanced Micro Devices, we believe the first half of 2001 may bring a significant oversupply of microprocessors to the market. The decline in the overall semiconductor sector did not affect our Applied Micro Circuits position, which contributed significant positive performance to the Fund.

----------
* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

     Over the course of the past six months, our Internet exposure detracted from overall Fund performance. We experienced declines in America Online, Ariba, Amazon.com, and Verisign as investor enthusiasm waned for Internet-related growth segments of the economy.

     AOL is in the midst of closing its deal to merge with Time Warner. Once the deal receives the blessing of the federal regulators, we believe that the new AOL Time Warner entity will emerge as a global media powerhouse. The new company will have advantages including proprietary content and a large, loyal customer base through which to drive this content and generate substantial revenue opportunities. This will be important for the next, more mature phase of the company's business model.

     Within the Internet retailing space, Amazon.com has received a great deal of publicity in the media in recent months. While Amazon.com remains a holding in the Fund, we believe the company needs to achieve a $5 billion revenue run rate over the next 12-18 months to put questions about its long-term viability to rest. At this scale, the capital efficiencies associated with a virtual merchandising model should become more apparent and the company should create substantial value for shareholders.

     In spite of its recent decline, Verisign continues to establish a clear leadership position in secure electronic transaction platform technologies. The company has now supplemented this offering with a broader portfolio of Internet infrastructure products and services. Verisign provides a comprehensive, full-service Internet commerce suite including domain name registration, user and customer authentication/validation services, and secure payment services. More importantly, Verisign has entered into strategic partnerships with other premier Internet infrastructure companies including America Online, Ariba, Cisco Systems, IBM, Microsoft, Sun Microsystems, and Vignette. We expect that many of these alliances will deepen and provide sizable revenue opportunities for Verisign over the long term. Finally, we believe both Verisign and Ariba will benefit tremendously from accelerating growth in web-based business-to-business transaction volumes over the coming years.

     In the communications/networking area, the Fund experienced a slightly negative return. The Fund's underweight position versus its benchmark helped in our outperformance on a relative basis. Cisco Systems, PMC-Sierra, JDS Uniphase, and Nortel Networks experienced declines. However, Sycamore Networks and Cabletron Systems contributed positive results towards our returns over the six-month period. We maintain significant exposure to this sector, as we believe that the high-speed optical transport of data will continue to be an important fundamental trend over the next three-to-five years.

     Software has been the single largest positive contributor for us over the past six months. Even though we maintained a slightly underweight position versus the benchmark, our stock selection led to significant outperformance during the period. We saw a number of our positions, including Cadence Design Systems, E.Piphany, Microsoft, and Veritas, rebound from lows experienced earlier in the year. Veritas is one of our favorite names in the software space. The firm is a clear leader in storage management software with a virtual lock on critical OEM distribution channels, and we view it as a core technology holding.

     The hardware sector contributed positively to the Fund's performance since April. We have maintained a fairly neutral position in this area when measured against the GSTI. One particular holding, Jabil Circuit, experienced substantial gains. The company's consistent execution along with its manufacturing expertise in a variety of communications and computing end markets has driven a recent decision to increase our exposure to this firm.

     Several other names contributed to our positive hardware performance. Increasing demand for data storage capacity resulted in outperformance by EMC. We believe that Wall Street's forecasted demand for data storage has been extremely conservative. In our view, the increase in the number of Internet users, access points, and online transaction activity will generate massive amounts of data that need to be stored, retrieved, and analyzed. Compaq also proved to be a solid position for the Fund. While many consider Compaq to be an unfinished turnaround story, the firm has expanded its operating margins significantly and has a solid PC server business poised for a Windows 2000 upgrade cycle. Finally, Solectron had a positive impact on our hardware sector performance over the past six months.

KEY FUNDAMENTAL THEMES IN THE HERITAGE TECHNOLOGY FUND

1) The continued buildout of business-to-business e-commerce infrastructure led by large and midsize corporations in the U.S. and abroad.

2) A strong forthcoming spending cycle related to communications hardware and software to help manage more complex carrier networking infrastructures that must soon accommodate ubiquitous broadband access, unified messaging, and the proliferation of wireless data transmissions and transactions.

3) Continued growth in the demand for high availability data storage systems, storage area networks (SANs), and the software tools to manage these systems.

4) An acceleration in the adoption rate of Microsoft's Windows 2000 operating system commencing in the first half of 2001.

5) An accelerated buildout of content distribution networks designed to intelligently store and manage web-based content closer to relevant users.

6) The emergence of wireless local are networks (WLANs) as a standard solution in corporate information technology infrastructures.

OUTLOOK

     With all of the volatility that we have seen in the equity markets during 2000, I can only reemphasize what I expressed in the last shareholder letter. The conclusions are perhaps even more relevant today. We urge investors to continue to place recent technology stock corrections in proper perspective. We believe fundamental outlook for the sector remains strong, especially over the longer term. Currently, we do not face a macroeconomic shock akin to the Asian contagion or other major disturbances that might significantly slow demand for technology products and services for a sustained period of time. More importantly, we believe we remain in the early stages of the evolution of the most important technology in several generations: the Internet. Again, it is possible that the Internet will create (and destroy) more shareholder value than any technological advancement preceding it, and we are very early in the adoption curve of this powerful technology.

     Remember, less than five percent of the global population uses the Internet regularly today, and less than one percent of worldwide commerce was conducted via the Internet last year. Over the next several years, we expect both of these numbers to increase substantially. Demand for technology products is likely to grow accordingly and create many unique investment opportunities.

     As always in the technology arena, many areas represent opportunities for tremendous growth as old technologies are displaced and companies look for ways to improve operating efficiencies and better manage their relationships with customers, suppliers, and other business partners. The drive for productivity growth through the use of technology is likely to continue unabated in the U.S. This same drive is only beginning in many other parts of the world, and we believe much of the growth in demand for technology products will come from abroad over the next several years.

     As a fellow shareholder, I encourage you to remain focused on the long term. We believe that as long as there are opportunities for technology to enable productivity improvements and enhance people's lives, there will be many corresponding investment opportunities that hold great promise. I look forward to exploiting many of these opportunities as I invest alongside you.

                                     Sincerely,


                                     /s/ DUANE A. EATHERLY
                                     Duane A. Eatherly, CFA
                                     Eagle Asset Management, Inc.
                                     Portfolio Manager, Heritage Technology Fund

                         GROWTH OF A $10,000 INVESTMENT
           SINCE INCEPTION OF HERITAGE SERIES TRUST - TECHNOLOGY FUND
                   CLASS A, B & C SHARES ON NOVEMBER 18, 1999

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                        A SHARES                B SHARES                C SHARES
                        --------                --------                --------

LIFE OF CLASS:           16.18%                  16.13%                  20.06%



* Average annual returns for Heritage Series Trust - Technology Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 5% contingent deferred sales load for Class B Shares, a 1% contingent deferred sales load for Class C Shares and reinvestment of dividends for Class A, B and C
   Shares. If Class B and C Shares were still held at the end of the period, the value would be $12,114 and $12,106, respectively. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 15, 2000

Dear Fellow Shareholders:

A return to "Value" investing picked up steam since the beginning of the year. As we pointed out in our last letter, we thought that investors were beginning to focus on the risk in the stock market and began questioning the validity of stocks that were valued based on `new economy' metrics. As it turns out, there has been a decided shift to more traditional methods of valuing equities, such as earnings, a company's ability to grow both its bottom and top lines, and the quality of its balance sheet. Since we maintained our discipline during the rough period for value investors our performance is benefiting from the return to reality.

We are very pleased that the Value Equity Fund's (the "Fund") Class A Shares performance has improved dramatically over the past year. Indeed, the Fund recorded a gain of +15.13%* for the 12-months ended October 31, 2000 versus a gain of +5.84% for the Russell 1000 Value Index and declines of -1.81% and -3.40% for the Standard and Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, respectively. We feel that the performance by Osprey, since its retention as sub-adviser to the Fund, has met or exceeded the expectations of the Trustees and fellow shareholders.

In line with the shift in sentiment discussed earlier, energy, financial services and utilities were among the market leaders recently. Energy stocks benefited from the spike up in both oil and natural gas prices. Our stocks in this sector enjoyed excellent gains. They included Baker Hughes, Kerr McGee, Phillips Petroleum, and El Paso Energy.

Financial stocks rose strongly when it became evident that the likelihood of further Federal Reserve interest rate increases this year was greatly reduced. CitiGroup, Fleet Boston Financial and Merrill Lynch Co. were beneficiaries of this trend. In addition, property and casualty insurance companies outperformed based upon premium increases and an almost industry-wide shift to more sensible competitive practices. Chubb, Everest Re and Hartford were our star performers in this sector.

During this last quarter, we shifted the portfolio to some more defensive positions such as Edison International, a southern California electric utility, and BellSouth, the last of the major independent regional telephone companies. We also purchased Tosco, the largest independent refiner and marketer of petroleum products in the U.S., and Lexmark, the second largest manufacturer of printers and related printing-consumable products for the home and office. In addition, we purchased Washington Mutual, the largest savings and loan company, which we believe will be a beneficiary of the end of rapid increases in interest rates by the Fed. Lastly, we purchased McDonald's after they reported that they would have an earnings shortfall based on the weakness of the Euro. We believe that the Euro will regain value and this impact will be reversed. Further, we believe that McDonald's basic fundamentals and franchise value remain intact.

Both FPL and Hartford Financial were sold recently as their stocks reached our price targets. The government's shift from being negative to positive on healthcare support initiatives assisted the health services sector. Tenet Healthcare has been a beneficiary of this trend with the stock up over 100% during the past 12 months. We trimmed our Tenet position during the past year and recently sold the stock as its valuation reached our sell target. In addition, we sold Albertson's when it became apparent that management would be unable to complete the consolidation of American Stores and reduce its cost structure on a timely basis so that it can aggressively compete in the market place and grow earnings.


----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

We are extremely pleased and hope that our fellow shareholders are encouraged with the results of our first full fiscal year of operations as the subadvisor for the Heritage Value Equity Fund. In addition to the superior performance that we recorded, we were able to keep capital gains distributions to a relatively low level of about 4%. Going forward, we believe that the portfolio is well positioned as we enter our second year of managing the Fund. However, as always, we have a `bullpen' of new potential candidates for the portfolio and are continually searching for additional investment opportunities.


                                      Sincerely

                                      /s/ RUSSELL S. TOMPKINS
                                      Russell S. Tompkins
                                      Managing Partner
                                      Chief Operating Officer
                                      Osprey Partners Investment Management, LLC
                                      Portfolio Manager, Value Equity Fund


                                      /s/ JEROME D. FISCHER
                                      Jerome D. Fischer
                                      Managing Partner
                                      Director of Equity Research
                                      Osprey Partners Investment Management, LLC
                                      Portfolio Manager, Value Equity Fund

                         GROWTH OF A $10,000 INVESTMENT
          SINCE INCEPTION OF HERITAGE SERIES TRUST - VALUE EQUITY FUND
                      CLASS A SHARES ON DECEMBER 30, 1994

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                     1 YEAR: 9.66%           5 YEAR: 9.74%
                         LIFE OF CLASS A SHARES: 12.64%



                         GROWTH OF A $10,000 INVESTMENT
          SINCE INCEPTION OF HERITAGE SERIES TRUST - VALUE EQUITY FUND
                       CLASS B SHARES ON JANUARY 2, 1998

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                                 1 YEAR: 10.28%
                         LIFE OF CLASS B SHARES: 1.07%

* Average annual returns for Heritage Series Trust - Value Equity Fund Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares), and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $10,604. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                         GROWTH OF A $10,000 INVESTMENT
          SINCE INCEPTION OF HERITAGE SERIES TRUST - VALUE EQUITY FUND
                        CLASS C SHARES ON APRIL 3, 1995

                                 [GRAPH OMITTED]


                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------
                     1 YEAR: 14.28%          5 YEAR: 9.98%
                         LIFE OF CLASS C SHARES: 12.06%



* Average annual returns for Heritage Series Trust - Value Equity Fund Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

--------------------------------------------------------------------------------
                HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                    MARKET
  SHARES                                            VALUE
-----------                                     -------------

COMMON STOCKS--92.7% (a)
------------------------

  ANALOG SEMICONDUCTORS--2.1%
  ---------------------------
   25,000   JNI Corporation* ..................  $ 2,226,563
                                                 -----------
  AUTOMOTIVE--1.9%
  ----------------
   80,000   Gentex Corporation* ...............    1,980,000
                                                 -----------
  BANKS--0.5%
  -----------
   25,000   North Fork Bancorporation .........      504,688
                                                 -----------
  COMMUNICATION SERVICES--2.7%
  ----------------------------
   30,000   Crown Castle International
              Corporation* ....................      909,375
  100,000   McLeodUSA, Inc.* ..................    1,925,000
                                                 -----------
                                                   2,834,375
                                                 -----------
  COMMUNICATIONS EQUIPMENT--17.3%
  -------------------------------
   90,000   Acterna Corporation* ..............    1,440,000
   47,249   Alcatel Alsthom S.A.,
              Sponsored ADR ...................    2,947,156
   20,000   Comverse Technology, Inc.* ........    2,235,000
   25,000   Corning, Inc. .....................    1,912,500
   22,000   Corvis Corporation* ...............    1,443,750
   91,400   EMS Technologies Inc* .............    1,450,974
   20,000   Gilat Satellite Networks Ltd* .....    1,023,750
   40,000   Inrange Technologies
            Corporation, Class "B"* ...........    1,465,000
   30,000   Powerwave Technologies, Inc.* .....    1,443,750
   60,000   Sawtek, Inc.* .....................    3,052,500
                                                 -----------
                                                  18,414,380
                                                 -----------
  COMPUTER PERIPHERAL EQUIPMENT--4.6%
  -----------------------------------
   60,000   Avocent Corporation* ..............    4,256,250
    7,500   McData Corporation,
              Class "B"* ......................      625,195
                                                 -----------
                                                   4,881,445
                                                 -----------
  ELECTRONIC EQUIPMENT--4.8%
  --------------------------
  140,000   Ampex Corporation, Class "A"*            105,000
   80,000   Artesyn Technologies, Inc.* .......    3,250,000
   25,000   Plexus Corporation* ...............    1,576,563
   40,000   Rockford Corporation* .............      230,000
                                                 -----------
                                                   5,161,563
                                                 -----------
  HEALTH CARE--1.1%
  -----------------
   60,000   Health Management Associates,
              Inc., Class "A"* ................    1,188,750
                                                 -----------
  INSURANCE--4.8%
  ---------------
  185,000   MetLife, Inc.* ....................    5,110,625
                                                 -----------
  LOGIC SEMICONDUCTORS--0.9%
  --------------------------
   20,000   Intersil Holding Corporation* .....      958,750
                                                 -----------

                                                            MARKET
       SHARES                                                VALUE
       ------                                               ------
COMMON STOCKS (CONTINUED)
-------------------------

  MEDICAL EQUIPMENT--6.7%
  -----------------------
     40,000   Baxter International, Inc. ..............    3,287,500
    110,000   Coherent, Inc.* .........................    3,829,375
                                                           ---------
                                                           7,116,875
                                                           ---------
  MEMORY & Commodity Semiconductors--0.1%
  ---------------------------------------
     19,400   ChipPAC, Inc.* ..........................      167,325
                                                           ---------
  MISCELLANEOUS SERVICES--3.1%
  ----------------------------
     25,000   Convergys Corporation* ..................    1,089,063
    377,600   INSpire Insurance Solutions, Inc.* .           236,000
    139,500   Spherion Corporation* ...................    1,656,563
  1,000,000   Telespectrum Worldwide Inc.* ............      381,000
                                                           ---------
                                                           3,362,626
                                                           ---------
  OIL & Gas--5.0%
  ---------------
     35,000   Noble Drilling Corporation* .............    1,454,688
    130,000   Veritas DGC Inc.* .......................    3,900,000
                                                           ---------
                                                           5,354,688
                                                           ---------
  PHARMACEUTICAL--6.8%
  --------------------
     12,000   Ciphergen Biosystems, Inc.* .............      372,000
     72,000   Collateral Therapeutics, Inc.* ..........    1,820,250
     11,000   Deltagen Inc.* ..........................      174,624
     90,000   Praecis Pharmaceuticals, Inc.* ..........    2,283,750
     10,000   Sepracor, Inc.* .........................      681,250
     45,000   Variagenics, Inc.* ......................      742,500
    110,000   ViroLogic, Inc.* ........................    1,223,750
                                                           ---------
                                                           7,298,124
                                                           ---------
  PRINTING & Publishing--2.4%
  ---------------------------
     70,000   Houghton Mifflin Company ................    2,576,875
                                                           ---------
  PROFESSIONAL SERVICES--6.7%
  ---------------------------
     25,000   Electronic Data Systems
                Corporation ...........................    1,173,438
    120,000   Moody's Corporation .....................    3,157,500
     40,000   TMP Worldwide Inc.* .....................    2,784,375
                                                           ---------
                                                           7,115,313
                                                           ---------
  REAL ESTATE--0.5%
  -----------------
     25,000   LNR Property Corporation ................      540,625
                                                           ---------
  SOFTWARE--15.5%
  ---------------
     99,000   Cerner Corporation* .....................    6,131,813
    130,000   Datastream Systems, Inc.* ...............    1,592,500
     35,000   DST Systems Inc.* .......................    2,156,874
     45,000   E.piphany, Inc.* ........................    4,055,625
     34,400   Firstwave Technologies, Inc.* ...........       86,000
     88,500   InforMax, Inc.* .........................    2,461,406
                                                           ---------
                                                          16,484,218
                                                          ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                             INVESTMENT PORTFOLIO
                                OCTOBER 31, 2000
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                               MARKET
           SHARES                                              VALUE
           ------                                              ------

COMMON STOCKS (CONTINUED)
-------------------------

    TRANSPORTATION--3.5%
    --------------------
  45,000    Nordic American Tanker
              Shipping Ltd. ............................    $   961,874
  75,000    Teekay Shipping Corporation ................      2,803,125
                                                            -----------
                                                              3,764,999
                                                            -----------
    UTILITIES--1.7%
    ---------------
  20,000    Calpine Corporation* .......................      1,578,750
  12,500    TNPC, Inc.* ................................        207,813
                                                            -----------
                                                              1,786,563
                                                            -----------
Total Common Stocks
  (cost $80,419,766)....................................     98,829,370
                                                            -----------


REPURCHASE AGREEMENT -- .2%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated October 31,
2000 @ 6.30% to be repurchased at
$11,927,087 on November 1, 2000,
collateralized by $9,325,000 United States
Treasury Bonds, 8.50% due February 15,
2020, (market value $12,104,762 including
interest) (cost $11,925,000)............................     11,925,000
                                                           ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $92,344,766) (b), 103.9%(a).....................    110,754,370
OTHER ASSETS AND LIABILITIES, net (3.9%)(a)                  (4,202,188)
                                                           ------------
NET ASSETS, 100.0%                                         $106,552,182
                                                           ============
----------
*    Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $95,750,494. Market value includes net unrealized appreciation of $15,003,876 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $18,637,781 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,633,905.
ADR -- American Depository Receipt.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                 MARKET
    SHARES                                        VALUE
    ------                                        -----

COMMON STOCKS--92.3%(a)
-----------------------

  AUSTRALIA--0.9%
  ---------------
  13,000   AMP Ltd. .........................  $  117,183
   3,500   Brambles Industries Ltd. .........      90,746
   7,500   Commonwealth Bank of
             Australia* .....................     111,610
  10,800   News Corporation Ltd. ............     112,971
                                               ----------
                                                  432,510
                                               ----------
  BRAZIL--1.3%
  ------------
  10,000   Embraer Aircraft Corporation,
             Sponsored ADR* .................     289,373
   8,500   Embratel Participacoes, SA,
             Sponsored ADR ..................     137,594
   5,500   Petrobras Petroleo,
             Sponsored ADR* .................     159,844
                                               ----------
                                                  586,811
                                               ----------
  CHINA--0.6%
  -----------
  15,000   China Mobile (Hong Kong) Ltd.           96,166
   8,621   China Unicom Ltd.,
             Sponsored ADS ..................     176,730
                                               ----------
                                                  272,896
                                               ----------
  FINLAND--2.0%
  -------------
  20,868   Nokia AB OY ......................     858,690
   3,862   Tietoenator ......................      74,231
                                               ----------
                                                  932,921
                                               ----------
  FRANCE--14.3%
  -------------
  11,086   Alcatel ..........................     676,405
  11,125   Aventis SA .......................     802,458
   7,019   AXA-UAP Groupe ...................     929,187
   1,466   Cap Gemini SA ....................     233,881
   6,418   Carrefour ........................     430,804
   1,843   Sodexho Alliance .................     288,552
   5,796   Suez Lyonnaise des Eaux ..........     884,344
   7,249   Total Fina SA, Class "B" .........   1,037,143
  13,007   Vivendi ..........................     934,897
   8,705   Vivendi Environnement ............     325,031
                                               ----------
                                                6,542,702
                                               ----------
  GERMANY--1.8%
  -------------
   2,434   Allianz AG .......................     825,268
                                               ----------
  GREECE--0.2%
  ------------
   2,700   National Bank of Greece* .........     102,626
                                               ----------
  HONG KONG--1.5%
  ---------------
  86,200   Bank of East Asia Ltd. ...........     194,527
  17,500   Cheung Kong Ltd. .................     193,534
  14,350   Hutchison Whampoa, Ltd. ..........     178,478
  15,000   Sun Hung Kai Properties* .........     123,093
                                               ----------
                                                  689,632
                                               ----------



                                                   MARKET
    SHARES                                          VALUE
    ------                                          -----

 COMMON STOCKS (CONTINUED)
 -------------------------

  IRELAND--1.0%
  -------------
   8,700   Elan Corporation PLC,
             Sponsored ADR* ...................    451,856
                                                 ---------
  ISRAEL--0.4%
  ------------
   1,400   Nice Systems Ltd,
             Sponsored ADR* ...................     65,450
   1,950   Orbotech Ltd.* .....................    103,228
                                                 ---------
                                                   168,678
                                                 ---------
  ITALY--3.4%
  -----------
  23,393   Alleanza Assicurazioni .............    310,276
  40,385   Autostrade Spa* ....................    234,754
  24,826   San Paolo IMI SPA ..................    402,386
  32,727   Telecom Italia Mobiliare SPA .......    278,277
  30,084   Telecom Italia SPA .................    348,475
                                                 ---------
                                                 1,574,168
                                                 ---------
  JAPAN--27.7%
  ------------
  64,000   Asahi Chemical Industry
             Company, Ltd. ....................    396,499
   3,400   Benesse Corporation ................    186,959
  17,000   Bridgestone Corporation ............    168,574
  17,000   Canon, Inc. ........................    674,609
  30,000   Daiwa House Industry Company            188,333
   6,000   FamilyMart Company, Ltd. ...........    158,915
   7,000   Fuji Photo Film Company, Ltd. ......    259,818
  21,000   Fujitsu Ltd. .......................    374,137
  48,000   Hitachi, Ltd. ......................    514,686
  10,000   Honda Motor Company, Ltd. ..........    345,507
   8,000   Ito-Yokado Company, Ltd. ...........    361,453
  18,000   Kao Corporation ....................    539,431
     900   Kyocera Corporation ................    117,124
   3,000   Mabuchi Motor Company, Ltd. ........    320,579
  18,000   Marui Company, Ltd. ................    265,591
   2,900   Matsushita Communication
             Industries .......................    380,058
  65,000   Mitsubishi Heavy Industries
             Company* .........................    252,578
  25,000   Mitsui Marine & Fire Insurance .....    126,930
  12,000   MKC-STAT Corporation* ..............    197,956
   9,000   Namco Ltd. .........................    232,599
  18,000   Nomura Securities Company,
             Ltd.* ............................    381,891
      48   NTT Corporation* ...................    436,824
      34   NTT Docomo Inc. ....................    838,198
   2,400   Rohm Company, Ltd. .................    605,086
   8,000   Secom Company, Ltd. ................    570,407
  12,000   Shin-Etsu Chemical Company,
             Ltd. .............................    492,691
   5,900   Sony Corporation ...................    471,503
  34,000   Sumitomo Bakelite Company,
             Ltd. .............................    380,461
  33,000   Sumitomo Electric Industries .......    609,403
  11,000   Taisho Pharmaceutical Company           316,547


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                             INVESTMENT PORTFOLIO
                                OCTOBER 31, 2000
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         -----

COMMON STOCKS (CONTINUED)
-------------------------

  JAPAN (CONTINUED)
  -----------------
    3,600   Takefuji Corporation ..............  $   356,321
   45,000   Toppan Printing Company, Ltd. .....      397,562
    2,000   Trend Micro Inc.* .................      188,792
   14,000   Yamanouchi Pharmaceutical .........      633,827
                                                 -----------
                                                  12,741,849
                                                 -----------
  MEXICO--2.6%
  ------------
   87,000   Grupo Financiero Banamex, SA,
              Series "O"* .....................      135,197
    5,100   Grupo Televisa, SA,
              Sponsored GDR* ..................      276,037
    8,350   Telefonos de Mexico,
              Sponsored ADR ...................      450,378
  141,000   Wal-Mart de Mexico SA
              Class "V"* ......................      339,137
                                                 -----------
                                                   1,200,749
                                                 -----------
  NETHERLANDS--4.4%
  -----------------
   30,511   Elsevier, NV ......................      389,669
    4,466   ING Groep NV ......................      306,675
    6,543   Kon Philips Electronics NV ........      257,131
   22,513   VNU, NV ...........................    1,060,302
                                                 -----------
                                                   2,013,777
                                                 -----------
  POLAND--0.2%
  ------------
   14,000   Polski Koncern Naftowy,
              Sponsored GDR* ..................      107,800
                                                 -----------
  SINGAPORE--0.7%
  ---------------
   12,000   DBS Group Holdings* ...............      141,434
   39,000   Overseas Union Bank* ..............      188,749
                                                 -----------
                                                     330,183
                                                 -----------
  SOUTH AFRICA--0.4%
  ------------------
    1,850   Anglo American Platinum
              Corporation* ....................       72,173
   12,000   Barloworld Ltd* ...................       62,684
   96,000   Softline Ltd.* ....................       39,864
                                                 -----------
                                                     174,721
                                                 -----------
  SPAIN--4.9%
  -----------
   30,630   Amadeus Global Travel,
              Series "A"* .....................      250,309
   41,162   Banco Bilbao Vizcaya Argenta*            548,402
   57,442   Banco Santander Central Hisp ......      556,671
   46,388   Telefonica SA* ....................      884,529
                                                 -----------
                                                   2,239,911
                                                 -----------


                                                 MARKET
     SHARES                                       VALUE
     ------                                       -----

COMMON STOCKS (CONTINUED)
-------------------------

  SWEDEN--3.0%
  ------------
   82,300   Ericson, Class "B" ..............   1,095,433
   19,100   Foreningsparbanken, AB,
              Class "A" .....................     274,296
                                                ---------
                                                1,369,729
                                                ---------
  SWITZERLAND--1.2%
  -----------------
    3,900   UBS AG* .........................     540,220
                                                ---------
  UK--19.8%
  ---------
   32,000   3I Group, PLC ...................     726,635
   31,000   BP Amoco, PLC ...................     262,905
   27,000   Cable & Wireless, PLC ...........     381,962
   38,000   Energis, PLC* ...................     325,027
   35,500   Glaxo Welcome, PLC ..............   1,021,933
   47,000   HSBC Holdings, PLC* .............     669,671
   13,000   Kingfisher, PLC* ................      77,713
   34,000   Marconi, PLC ....................     424,751
   40,000   Prudential Corporation, PLC .....     538,012
   72,000   Sage Group, PLC .................     525,476
   33,000   Sema Group, PLC .................     416,567
   57,000   Shell Transport & Trading
              Company, PLC ..................     458,594
   46,000   SmithKline Beecham, PLC .........     594,019
   20,991   Smiths Industries, PLC ..........     224,772
  519,333   Vodafone Airtouch Group, PLC        2,160,735
   21,000   WPP Group, PLC ..................     281,847
                                                ---------
                                                9,090,619
                                                ---------
Total Common Stocks (cost $37,704,391).....    42,389,626
                                               ----------
PREFERRED SHARES -- 0.3%(a)
---------------------------

  BRAZIL--0.3%
  ------------
    5,300   Petrobras, Sponsored ADR ........     140,450
                                               ----------
Total Preferred Shares (cost $61,666) .......     140,450
                                               ----------


     PRINCIPAL                                       MARKET
      AMOUNT                                         VALUE
      ------                                         -----

CONVERTIBLE PREFERRED SHARES--0.7% (a)
--------------------------------------

  JAPAN--0.7%
  -----------
  30,000,000 Sanwa International Finance
               (Bermuda), 1.25%, 01/08/05(b)....   324,085
                                                   -------
  Total Convertible Preferred Shares
    (cost $250,348).............................   324,085
                                                   -------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                             INVESTMENT PORTFOLIO
                                OCTOBER 31, 2000
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                             MARKET
                                                             VALUE
                                                             -----
Total Investment Portfolio excluding
repurchase agreement (cost $38,016,405)................    42,854,161
                                                          -----------
REPURCHASE AGREEMENT--1.5%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated October 31,
2000 @ 6.30% to be repurchased at $705,123
on November 1, 2000 collateralized by
$585,000 United States Treasury Bonds,
7.50% due November 15, 2024 (market value
$716,482 including interest) (cost $705,000)...........   $   705,000
                                                          -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $38,721,405)(c), 94.8 (a)......................    43,559,161
OTHER ASSETS AND LIABILITIES, net, 5.2% (a)............     2,388,545
                                                          -----------
NET ASSETS, 100.0%.....................................   $45,947,706
                                                          ===========
*    Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b)  Principal amount is stated in Japanese Yen.
(c) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $4,837,756 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $7,267,174 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,429,418.
ADR -- American Depository Receipt.
ADS -- American Depository Shares.
GDR -- Global Depository Receipt.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 2000
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                      MARKET      % OF NET
INDUSTRY DIVERSIFICATION                              VALUE        ASSETS
------------------------                              -----        ------
COMMON STOCKS
  Aerospace ....................................  $    514,144       1.1%
  Automobiles ..................................       514,081       1.1%
  Banks ........................................     3,730,594       8.1%
  Chemicals ....................................     1,269,651       2.8%
  Construction & Building Materials ............       188,333       0.4%
  Diversified Industries .......................     1,322,612       2.9%
  Electronic & Electrical Equipment ............     2,082,075       4.5%
  Engineering & Machinery ......................       252,578       0.5%
  Food & Drug Retailers ........................       589,718       1.3%
  General Retailers ............................     1,043,895       2.3%
  Household Goods & Textiles ...................       471,503       1.0%
  Insurance ....................................       952,197       2.1%
  IT Hardware ..................................     4,666,767      10.3%
  Leisure, Entertainment & Hotels ..............       232,599       0.5%
  Life Assurance ...............................     1,894,658       4.1%
  Media & Photography ..........................     2,665,235       5.8%
  Mining .......................................        72,173       0.2%
  Oil & Gas ....................................     2,026,285       4.4%
  Personal Care & Household Products ...........       539,431       1.2%
  Pharmaceuticals ..............................     3,820,639       8.3%
  Real Estate ..................................       316,627       0.7%
  Software & Computer Services .................     1,927,076       4.2%
  Speciality & Other Finance ...................     2,085,196       4.5%
  Services .....................................     1,045,919       2.3%
  Telecom Services .............................     7,077,580      15.4%
  Transportation ...............................       203,716       0.4%
  Utilities, Water .............................       884,344       1.9%
PREFERRED SHARES
  Banks ........................................       324,085       0.7%
  Oil & Gas ....................................       140,450       0.3%
REPURCHASE AGREEMENT ...........................       705,000       1.5%
                                                  ------------      ----
TOTAL INVESTMENTS ..............................  $ 43,559,161      94.8%
                                                  ============      ====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                             MARKET
          SHARES                                             VALUE
          ------                                             -----

COMMON STOCKS--92.5% (a)
------------------------

  ANALOG SEMICONDUCTORS--1.1%
  ---------------------------
           55,100   Linear Technology Corporation ......  $ 3,557,394
                                                          -----------
  BANKS--1.4%
  -----------
           88,133   Citigroup Inc. .....................    4,637,999
                                                          -----------
  BEVERAGES--3.4%
  ---------------
          235,500   Anheuser-Busch Companies,
                      Inc. .............................   10,774,125
                                                          -----------
  COMMUNICATION SEMICONDUCTORS--0.9%
  ----------------------------------
            7,100   Broadcom Corporation,
                      Class "A"* .......................    1,578,863
           17,150   JDS Uniphase Corporation* ..........    1,395,581
                                                          -----------
                                                            2,974,444
                                                          -----------
  COMMUNICATIONS EQUIPMENT--9.6%
  ------------------------------
          152,200   Acterna Corporation* ...............    2,435,200
          269,600   Cisco Systems, Inc.* ...............   14,524,700
           71,100   Corvis Corporation* ................    4,665,938
          187,300   Motorola, Inc. .....................    4,670,794
           94,100   Nortel Networks Corporation ........    4,281,550
                                                          -----------
                                                           30,578,182
                                                          -----------
  COMPUTER EQUIPMENT--3.6%
  ------------------------
          169,000   Compaq Computer Corporation             5,139,290
           46,800   Dell Computer Corporation* .........    1,380,600
           97,500   Gateway Inc.* ......................    5,031,975
                                                          -----------
                                                           11,551,865
                                                          -----------
  COMPUTER PERIPHERAL EQUIPMENT--9.6%
  -----------------------------------
            6,800   Brocade Communications
                      Systems Inc.* ....................    1,546,150
           34,800   Celestica, Inc.* ...................    2,501,250
          170,300   EMC Corporation* ...................   15,167,344
           67,700   Jabil Circuit, Inc.* ...............    3,863,131
           34,300   McData Corporation, Class B* .......    2,859,227
          111,600   Solectron Corporation* .............    4,910,400
                                                          -----------
                                                           30,847,502
                                                          -----------
  COMPUTER SYSTEMS DESIGN--4.7%
  -----------------------------
           42,200   Cabletron Systems, Inc.* ...........    1,144,675
           31,600   Commerce One Inc.* .................    2,028,325
          105,850   Sun Microsystems, Inc.* ............   11,736,119
                                                          -----------
                                                           14,909,119
                                                          -----------
  ELECTRONIC EQUIPMENT--2.5%
  --------------------------
          148,500   General Electric Company ...........    8,139,655
                                                          -----------
  ENTERTAINMENT--1.7%
  -------------------
           73,000   Time Warner, Inc. ..................    5,541,430
                                                          -----------


                                                      MARKET
     SHARES                                            VALUE
     ------                                            -----

 COMMON STOCKS (CONTINUED)
 -------------------------

  FINANCIAL INSTITUTIONS--2.8%
  ----------------------------
   55,550    Providian Financial Corporation         5,777,200
   55,600    American Express Company ............   3,336,000
                                                     ---------
                                                     9,113,200
                                                     ---------
  INDUSTRIAL MEASURING DEVICES--0.9%
  ----------------------------------
   39,700    Waters Corporation* .................   2,880,731
                                                     ---------
  INFORMATION RETRIEVAL SERVICES--4.3%
  ------------------------------------
  117,700    America Online, Inc.* ...............   5,935,611
  126,400    YAHOO! Inc.* ........................   7,410,200
                                                     ---------
                                                    13,345,811
                                                    ----------
  INSURANCE--1.9%
  ---------------
   63,387    American International Group,
               Inc. ..............................   6,211,926
                                                    ----------
  MEDICAL EQUIPMENT--4.1%
  -----------------------
   41,400    Johnson & Johnson ...................   3,813,975
   96,400    Medtronic, Inc. .....................   5,235,725
   35,200    PE Corporation-PE Biosystems
               Group .............................   4,118,400
                                                    ----------
                                                    13,168,100
                                                    ----------
  MEMORY & COMMODITY SEMICONDUCTORS--2.3%
  ---------------------------------------
   24,350    ChipPAC, Inc.* ......................     210,019
  203,900    Micron Technology, Inc.* ............   7,085,525
                                                    ----------
                                                     7,295,544
                                                    ----------
  OIL & Gas--2.3%
  ---------------
   84,000    Enron Corporation ...................   6,893,250
   26,500    W-H Energy Services, Inc.* ..........     367,688
                                                    ----------
                                                     7,260,938
                                                    ----------
  OTHER INVESTMENT COMPANIES--2.6%
  --------------------------------
   60,700    NASDAQ - 100 Share UIT* .............   4,975,503
   52,650    Semiconductor HOLDRs
               Trust* ............................   3,464,370
                                                    ----------
                                                     8,439,873
                                                    ----------
  PHARMACEUTICAL--11.4%
  ---------------------
   53,500    ALZA Corporation* ...................   4,330,155
   25,500    Forest Laboratories, Inc.,
               Class "A"* ........................   3,378,750
   58,800    Genentech Inc.* .....................   4,851,000
   82,100    Merck & Company, Inc. ...............   7,383,869
  216,200    Pfizer, Inc. ........................   9,337,138
  131,900    Pharmacia Corporation ...............   7,254,500
                                                    ----------
                                                    36,535,412
                                                    ----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 2000
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                          MARKET
        SHARES                                            VALUE
        ------                                            -----

COMMON STOCKS (CONTINUED)
-------------------------

  POLLUTION CONTROL--1.7%
  -----------------------
  276,700       Waste Management Holdings,
                  Inc. .............................  $  5,534,000
                                                      ------------
  RETAIL STORES--5.2%
  -------------------
   79,900       Costco Wholesale Corporation*            2,926,337
  144,550       Home Depot, Inc. ...................     6,215,650
  168,400       Wal-Mart Stores, Inc. ..............     7,641,150
                                                      ------------
                                                        16,783,137
                                                      ------------
  SECURITY DEALERS--2.8%
  ----------------------
   36,500       Goldman Sachs Group, Inc. ..........     3,643,156
   51,400       Lehman Brothers Holdings,
                  Inc. .............................     3,315,300
   27,000       Merrill Lynch & Company, Inc. ......     1,890,000
                                                      ------------
                                                         8,848,456
                                                      ------------
  SOFTWARE--11.6%
  ---------------
    7,800       i2 Technologies, Inc.* .............     1,326,000
    7,500       Ariba, Inc.* .......................       947,813
    9,000       Check Point Software
                  Technologies Ltd.* ...............     1,425,375
  104,300       E.piphany, Inc.* ...................     9,400,038
  204,650       Microsoft Corporation* .............    14,095,269
   11,100       Siebel Systems, Inc.* ..............     1,164,805
   62,450       Veritas Software Corporation* ......     8,806,426
                                                      ------------
                                                        37,165,726
                                                      ------------
  UTILITIES--0.1%
  ---------------
   26,800       TNPC, Inc.* ........................       445,550
                                                      ------------
Total Common Stocks (cost $252,157,290) ............   296,540,119
                                                      ------------


                                                          MARKET
                                                          VALUE
                                                          -----

REPURCHASE AGREEMENT--13.2%(a)
------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated October 31,
2000 @ 6.30% to be repurchased at
$42,308,403 on November 1, 2000,
collateralized by $33,065,000 United States
Treasury Bonds, 8.50% due February 15,
2020, (market value $42,916,438 including
interest) (cost $42,301,000)........................    42,301,000
                                                      ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $294,458,290)(b), 105.7%(a).................   338,841,119
OTHER ASSETS AND LIABILITIES, net (5.7%)(a).........   (18,381,906)
NET ASSETS, 100.0%..................................  $320,459,213
                                                      ============
----------
*    Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $304,558,766. Market value includes net unrealized appreciation of $34,282,353 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $39,951,758 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,669,405.
UIT -- Unit Investment Trust.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Mid Cap Stock Fund
                             Investment Portfolio
                               October 31, 2000
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                               VALUE
----------                                          ------------

COMMON STOCKS--90.2% (a)
------------------------

  BROADCASTING--5.2%
  ------------------
   8,000   Cablevision Systems Corporation,
            Class "A"* ...........................   $  596,000
  27,800   Lodgenet Entertainment
            Corporation* .........................      488,238
  15,625   Saga Communications Inc.,
            Class "A"* ...........................      257,813
  34,200   USA Networks, Inc.* ...................      692,550
                                                     ----------
                                                      2,034,601
                                                     ----------
  COMMUNICATION SERVICES--8.7%
  ----------------------------
  14,500   American Tower Corporation,
            Class "A"* ...........................      593,594
  20,000   CenturyTel Inc. .......................      770,000
  20,300   General Motors Corporation,
            Class "H"* ...........................      657,720
   9,150   Price Communications
           Corporation* ..........................      197,869
   3,300   Telephone & Data Systems, Inc. ........      348,150
  18,000   Western Wireless Corporation,
            Class "A"* ...........................      855,000
                                                     ----------
                                                      3,422,333
                                                     ----------
  COMMUNICATIONS EQUIPMENT--5.3%
  ------------------------------
   9,000   L-3 Communications Holdings,
            Inc.* ................................      593,437
  18,500   Commscope, Inc.* ......................      468,281
  11,300   Gilat Satellite Networks Ltd* .........      578,419
  10,500   Information Resource
            Engineering, Inc.* ...................      441,000
                                                     ----------
                                                      2,081,137
                                                     ----------
  COMPUTER PERIPHERAL EQUIPMENT--2.7%
  -----------------------------------
   8,600   Avocent Corporation* ..................      610,063
   4,000   InFocus Systems, Inc.* ................      176,750
   2,500   Sanmina Corporation* ..................      285,781
                                                     ----------
                                                      1,072,594
                                                     ----------
  COMPUTER SYSTEMS DESIGN--0.7%
  -----------------------------
  10,500   FileNET Corporation* ..................      278,250
                                                     ----------
  ELECTRONIC EQUIPMENT--5.3%
  --------------------------
  12,400   Amphenol Corporation
            Class "A"* ...........................      796,700
  28,000   Pemstar Inc.* .........................      409,500
  12,000   Tektronix, Inc. .......................      855,000
                                                     ----------
                                                      2,061,200
                                                     ----------
  ENTERTAINMENT--2.6%
  -------------------
  18,000   International Game Technology* .             659,250
  22,000   Penn National Gaming, Inc.* ...........      385,000
                                                     ----------
                                                      1,044,250
                                                     ----------

                                                    MARKET
  SHARES                                             VALUE
----------                                       ------------

COMMON STOCKS (CONTINUED)
-------------------------

  HEALTH CARE--5.1%
  -----------------
  35,500    Health Management Associates,
             Inc., Class "A"* ..................    703,344
   3,500    Laboratory Corporation of
             America Holdings* .................    472,063
  20,000    Lincare Holdings, Inc.* ............    841,250
                                                  ---------
                                                  2,016,657
                                                  ---------
  INDUSTRIAL MEASURING DEVICES--1.3%
  ----------------------------------
  14,400    Roper Industries Inc. ..............    504,000
                                                  ---------
  INFORMATION RETRIEVAL SERVICES--3.0%
  ------------------------------------
  18,000    FactSet Research Systems Inc. ......    681,660
   9,500    SunGard Data Systems Inc.* .........    485,688
                                                  ---------
                                                  1,167,348
                                                  ---------
  INSURANCE--12.0%
  ----------------
  15,500    AMBAC Financial Group, Inc. ........  1,237,094
  28,500    Brown & Brown, Inc. ................    926,250
  16,600    Everest Re Group, Ltd. .............    973,175
   8,000    PartnerRe Ltd. .....................    436,000
   9,000    Radian Group Inc. ..................    637,874
  12,500    Stancorp Financial Group ...........    509,375
                                                  ---------
                                                  4,719,768
                                                  ---------
  MANUFACTURING INDUSTRIES--2.1%
  ------------------------------
   9,200    Alliant Techsystems, Inc.* .........    827,425
                                                  ---------
  MEDICAL EQUIPMENT--5.7%
  -----------------------
  18,500    Patterson Dental Company* ..........    579,281
   3,500    Quest Diagnostics Inc.* ............    336,875
  25,000    Sybron International
             Corporation* ......................    618,750
  14,000    Varian Medical Systems Inc.* .......    684,250
                                                  ---------
                                                  2,219,156
                                                  ---------
  MISCELLANEOUS SERVICES--3.9%
  ----------------------------
  22,000    Concord EFS, Inc.* .................    908,875
  17,750    Iron Mountain Inc.* ................    600,172
                                                  ---------
                                                  1,509,047
                                                  ---------
  OIL & GAS--2.9%
  ---------------
  24,000    Core Laboratories N.V.,
             Sponsored ADR* ....................    517,500
  16,000    Newfield Exploration Company* ......    604,000
                                                  ---------
                                                  1,121,500
                                                  ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Mid Cap Stock Fund
                              Investment Portfolio
                                October 31, 2000
                                  (continued)
--------------------------------------------------------------------------------

                                                         MARKET
   SHARES                                                VALUE
-----------                                          -------------

COMMON STOCKS (CONTINUED)
-------------------------

  OTHER INVESTMENT COMPANIES--0.9%
  --------------------------------
   7,500     John Nuveen Company ...................  $   358,125
                                                      -----------
  PHARMACEUTICAL--5.2%
  --------------------
  10,000     Digene Corporation* ...................      324,531
   8,000     Invitrogen Corporation* ...............      608,500
  19,150     KV Pharmaceutical Company,
              Class "A"* ...........................      745,653
   6,500     Praecis Pharmaceuticals, Inc.* ........      164,937
   4,200     Titan Pharmaceuticals, Inc.* ..........      176,736
                                                      -----------
                                                        2,020,357
                                                      -----------
  POLLUTION CONTROL--1.6%
  -----------------------
  19,000     Stericycle Inc.* ......................      615,125
                                                      -----------
  PRINTING & PUBLISHING--5.3%
  ---------------------------
  10,800     Harcourt General, Inc. ................      605,340
  28,000     John Wiley & Sons, Inc.,
              Class "A" ............................      572,250
  29,000     Penton Media Inc. .....................      886,313
                                                      -----------
                                                        2,063,903
                                                      -----------
  PROFESSIONAL SERVICES--5.6%
  ---------------------------
  27,000     Catalina Marketing
              Corporation* .........................    1,059,750
  34,000     Moody's Corporation ...................      894,625
   7,200     ProBusiness Services, Inc.* ...........      235,350
                                                      -----------
                                                        2,189,725
                                                      -----------
  RETAIL STORES--1.2%
  -------------------
  14,300     BJ's Wholesale Club, Inc.* ............      471,006
                                                      -----------
  SOFTWARE--3.9%
  --------------
  10,900     Advent Software, Inc.* ................      651,955
   8,500     DST Systems Inc.* .....................      523,813
   6,100     RSA Security, Inc.* ...................      353,800
                                                      -----------
                                                        1,529,568
                                                      -----------
Total Common Stocks (cost $28,589,623) ..........      35,327,075
                                                      -----------

                                                         MARKET
                                                          VALUE
                                                        ----------
REPURCHASE AGREEMENT--6.8%(a)
-----------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated October 31, 2000 @
6.30% to be repurchased at $2,672,468 on
November 1, 2000, collateralize by $2,060,000
United States Treasury Bonds, 8.875% due
August 15, 2017, (market value $2,714,645
including  interest) (cost $2,672,000)..........       2,672,000
                                                    ------------

TOTAL INVESTMENT PORTFOLIO
  (cost $31,261,623)(b),  97.0%(a)                    37,999,075
OTHER ASSETS AND LIABILITIES, NET, 3.0%(A)             1,178,573
                                                    ------------
NET ASSETS, 100.0%                                  $ 39,177,648
                                                    ============

----------
*    Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $6,737,452 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $7,216,598 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $479,146.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Investment Portfolio
                               October 31, 2000
--------------------------------------------------------------------------------

                                                       MARKET
  SHARES                                                VALUE
-----------                                        -------------

COMMON STOCKS--89.0% (a)
------------------------

  AUTOMOTIVE--3.3%
  ----------------
  227,000    Gentex Corporation* .................  $ 5,618,250
                                                    -----------
  BANKS--2.7%
  -----------
  115,900    Capital Crossing Bank* ..............    1,046,722
   30,000    Colonial BancGroup, Inc. ............      264,375
   70,000    ITLA Capital Corporation* ...........    1,019,375
   85,000    North Fork Bancorporation ...........    1,715,938
   50,000    Waypoint Financial
             Corporation* ........................      481,250
                                                    -----------
                                                      4,527,660
                                                    -----------
  BEVERAGES--0.9%
  ---------------
   32,500    Constellation Brands, Inc.* .........    1,584,375
                                                    -----------
  BROADCASTING--1.8%
  ------------------
  111,000    Citadel Communications,
              Corporation* .......................    1,345,875
  186,400    Spanish Broadcasting System,
              Class "A"* .........................    1,677,600
                                                    -----------
                                                      3,023,475
                                                    -----------
  COMMUNICATION SERVICES--2.6%
  ----------------------------
  117,500    Alaska Communications Systems
              Group Inc.* ........................      800,468
   70,000    American Tower Corporation,
              Class "A"* .........................    2,865,625
   50,000    RMH Teleservices, Inc.* .............      718,750
    2,500    West Teleservices Corporation* ......       63,750
                                                    -----------
                                                      4,448,593
                                                    -----------
  COMMUNICATIONS EQUIPMENT--6.1%
  ------------------------------
  142,500    Commscope, Inc.* ....................    3,607,031
  110,000    EMS Technologies Inc* ...............    1,746,250
   35,500    International Fibercom Inc.* ........      457,063
   45,000    MasTec, Inc.* .......................    1,302,188
   30,000    REMEC, Inc.* ........................      894,375
   45,000    Sawtek, Inc.* .......................    2,289,375
                                                    -----------
                                                     10,296,282
                                                    -----------
  COMPUTER EQUIPMENT--1.0%
  ------------------------
   70,000    Maxtor Corporation* .................      546,875
   29,000    Tech Data Corporation* ..............    1,207,125
                                                    -----------
                                                      1,754,000
                                                    -----------
  COMPUTER PERIPHERAL EQUIPMENT--2.6%
  -----------------------------------
   70,000    Avid Technology, Inc.* ..............      971,250
   50,000    InFocus Systems, Inc.* ..............    2,209,375
  138,875    Printronix, Inc.* ...................    1,249,875
                                                    -----------
                                                      4,430,500
                                                    -----------

                                                      MARKET
   SHARES                                              VALUE
-----------                                        ------------

 COMMON STOCKS (CONTINUED)
 -------------------------

  COMPUTER SYSTEMS DESIGN--0.9%
  -----------------------------
  125,000    Comdisco, Inc. ......................   1,539,063
                                                     ---------
  CONSTRUCTION & CONSTRUCTION PRODUCTS--1.3%
  ------------------------------------------
   55,800    Martin Marietta Materials, Inc. .....   2,142,720
                                                     ---------
  EDUCATION--2.1%
  ---------------
   82,250    New Horizons Worldwide, Inc.*           1,192,624
  100,000    Strayer Education, Inc. .............   2,406,250
                                                     ---------
                                                     3,598,874
                                                     ---------
  ELECTRONIC EQUIPMENT--4.6%
  --------------------------
   60,000    Applica Incorporated* ...............     303,750
  150,000    Artesyn Technologies, Inc.* .........   6,093,750
   71,500    Universal Electronics, Inc.* ........   1,313,813
                                                     ---------
                                                     7,711,313
                                                     ---------
  ENTERTAINMENT--0.6%
  -------------------
   60,000    World Wrestling Federation
              Entertainment Inc.* ................     907,500
                                                     ---------
  FINANCIAL INSTITUTIONS--9.4%
  ----------------------------
  186,000    Doral Financial Corporation .........   3,324,750
  173,000    Investors Financial Services
              Corporation ........................  12,401,938
                                                    ----------
                                                    15,726,688
                                                    ----------
  FOOD--1.3%
  ----------
   80,000    Corn Products International,
              Inc.................................   2,010,000
   28,900    Del Monte Foods Company* ............     175,206
                                                    ----------
                                                     2,185,206
                                                    ----------
  HEALTH CARE--1.4%
  -----------------
  192,500    Health Management Systems,
              Inc.* ..............................     288,750
  215,000    Hooper Holmes, Inc. .................   2,040,350
   44,444    SurVivaLink Corporation* (b) ........      13,333
                                                    ----------
                                                     2,342,433
                                                    ----------
  INDUSTRIAL MEASURING DEVICES--0.1%
  ----------------------------------
   10,000    OYO Geospace Corporation* ...........     177,500
                                                    ----------
  INFORMATION RETRIEVAL SERVICES--2.3%
  ------------------------------------
   24,000    Affiliated Computer Services
              Inc.* ..............................   1,336,500
   89,000    Audible Inc.* .......................      86,218
   65,000    FactSet Research Systems Inc. .......   2,461,550
                                                    ----------
                                                     3,884,268
                                                    ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Investment Portfolio
                                October 31, 2000
                                  (continued)
--------------------------------------------------------------------------------

                                                     MARKET
  SHARES                                              VALUE
-----------                                      -------------

COMMON STOCKS (CONTINUED)
-------------------------

  INSURANCE--2.4%
  ---------------
   89,375   Annuity And Life Re (Holdings),
             Ltd. ..............................  $ 2,463,398
  105,000   Presidential Life Corporation ......    1,529,063
                                                  -----------
                                                    3,992,461
                                                  -----------
  MANUFACTURING INDUSTRIES--1.2%
  ------------------------------
   90,000   Kaydon Corporation .................    1,974,375
                                                  -----------
  MEDICAL EQUIPMENT--4.3%
  -----------------------
  123,456   Angiosonics, Inc.* (b) .............       39,506
   81,200   Coherent, Inc.* ....................    2,826,775
   51,000   Cytyc Corporation* .................    3,028,125
  100,000   Edwards Lifesciences
            Corporation* .......................    1,343,750
                                                  -----------
                                                    7,238,156
                                                  -----------
  MEMORY & COMMODITY SEMICONDUCTORS--0.1%
  ---------------------------------------
    6,150   ChipPAC, Inc.* .....................       53,044
                                                  -----------
  MISCELLANEOUS SERVICES--6.5%
  ----------------------------
   55,000   Iron Mountain Inc.* ................    1,859,688
  150,000   Nova Corporation* ..................    2,353,125
   80,000   Spherion Corporation* ..............      950,000
  104,800   StarTek, Inc.* .....................    2,665,850
   46,000   Steiner Leisure, Ltd.* .............    1,012,000
   59,500   Teletech Holdings Inc.* ............    1,651,124
   50,000   Wackenhut Corporation,
             Class "B"* ........................      375,000
                                                  -----------
                                                   10,866,787
                                                  -----------
  OIL & GAS--1.1%
  ---------------
   40,000   Patterson Energy Inc.* .............    1,125,000
   25,000   Spinnaker Exploration
             Company* ..........................      756,250
                                                  -----------
                                                    1,881,250
                                                  -----------
  PHARMACEUTICAL--2.7%
  --------------------
    9,000   Ciphergen Biosystems, Inc.* ........      279,000
  105,000   Collateral Therapeutics, Inc.* .....    2,654,531
   10,000   Deltagen Inc.* .....................      158,750
   35,000    Praecis Pharmaceuticals, Inc.*.....      888,125
   35,800   Variagenics, Inc.* .................      590,700
                                                  -----------
                                                    4,571,106
                                                  -----------
  POLLUTION CONTROL--0.2%
  -----------------------
   70,800   IMCO Recycling, Inc. ...............      393,825
                                                  -----------
  PRINTING & PUBLISHING--7.2%
  ---------------------------
   76,000   Houghton Mifflin Company ...........    2,797,750
  205,200   John Wiley & Sons, Inc.,
             Class "A" .........................    4,193,775

                                                         MARKET
   SHARES                                                 VALUE
-----------                                          --------------

COMMON STOCKS (CONTINUED)
-------------------------

  PRINTING & PUBLISHING (CONTINUED)
  ---------------------------------
  110,500   Penton Media Inc. .....................     3,377,156
   60,000   Valassis Communications, Inc.* ........     1,665,000
                                                        ---------
                                                       12,033,681
                                                       ----------
  PROFESSIONAL SERVICES--0.6%
  ---------------------------
  101,500   Ventiv Health Inc.* ...................     1,091,125
                                                       ----------
  REAL ESTATE INVESTMENT TRUSTS--0.8%
  -----------------------------------
   70,000   Meristar Hospitality Corporation ......     1,338,750
                                                       ----------
  RESTAURANTS--0.4%
  -----------------
   25,000   Outback Steakhouse, Inc.* .............       712,500
                                                       ----------
  RETAIL STORES--3.0%
  -------------------
  250,000   Cash America International, Inc. .          1,296,875
   46,000   Claire's Stores Inc. ..................       925,750
   90,000   Genesco Inc.* .........................     1,597,500
   60,000   Pacific Sunwear of California,
             Inc.,* ...............................     1,230,000
                                                       ----------
                                                        5,050,125
                                                       ----------
  SECURITY DEALERS--4.8%
  ----------------------
   50,000   Dain Rauscher Corporation .............     4,690,624
   95,000   Investment Technology Group
             Inc.* ................................     3,420,000
                                                       ----------
                                                        8,110,624
                                                       ----------
  SOFTWARE--6.5%
  --------------
   85,000   Cerner Corporation* ...................     5,264,688
  135,000   Datastream Systems, Inc.* .............     1,653,750
    8,000   E.piphany, Inc.* ......................       721,000
   60,000   InforMax, Inc.* .......................     1,668,750
   45,000   Kronos Inc.* ..........................     1,639,688
                                                       ----------
                                                       10,947,876
                                                       ----------
  TRANSPORTATION--1.1%
  --------------------
  215,000   Kansas City Southern Industries,
             Inc. .................................     1,867,813
                                                       ----------
  WHOLESALE PRODUCTS--1.1%
  ------------------------
   75,000   Hughes Supply, Inc. ...................     1,406,250
   30,000   MSC Industrial Direct Company,
             Inc.*  ...............................       446,250
                                                       ----------
                                                        1,852,500
                                                       ----------
  Total Common Stocks (cost $121,877,137)........    149,874,698
                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Investment Portfolio
                                October 31, 2000
                                  (continued)
--------------------------------------------------------------------------------

   PRINCIPAL                                         MARKET
    AMOUNT                                            VALUE
   ---------                                      ------------

CONVERTIBLE BONDS--0.3% (a)
---------------------------

    MEDICAL EQUIPMENT--0.3%
    -----------------------
$ 1,000,000    Angeion Corporation,
                7.5%, 04/15/03 (b) ............   $    550,000
                                                  ------------
Total Convertible Bonds (cost $1,000,000)......        550,000
                                                  ------------
Total Investment Portfolio excluding
  repurchase agreement (cost $122,877,137).....    150,424,698
                                                  ------------
REPURCHASE AGREEMENT--11.7% (A)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated October 31,
2000 @ 6.30% to be repurchased at
$19,752,456 on November 1, 2000,
collateralized by $16,250,000 United States
Treasury Bonds, 7.875% due February 15,
2021, (market value $20,021,667 including
interest) (cost $19,749,000) ..................     19,749,000
                                                  ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $142,626,137)(c), 101.0%(a)............    170,173,698
OTHER ASSETS AND LIABILITIES, net, (1.0%) (a)..     (1,667,622)
                                                  ------------
NET ASSETS, 100.0% ............................   $168,506,076
                                                  ============
----------
*    Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) Private placement and illiquid securities are fair valued according to procedures adopted by the Board of Trustees.
(c) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $27,547,561 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $40,709,917 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $13,162,356.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    Heritage Series Trust - Technology Fund
                             Investment Portfolio
                               October 31, 2000
--------------------------------------------------------------------------------


                                                     MARKET
   SHARES                                             VALUE
-----------                                      -------------

 COMMON STOCKS--95.5%(a)
 -----------------------

  ANALOG SEMICONDUCTORS--3.6%
  ---------------------------
   20,000   Analog Devices, Inc.* .............   $ 1,300,000
    3,000   Avanex Corporation* ...............       304,688
   24,550   Linear Technology Corporation           1,585,009
   75,000   Virata Corporation* ...............     1,453,125
                                                  -----------
                                                    4,642,822
                                                  -----------
  COMMUNICATION SEMICONDUCTORS--6.3%
  ----------------------------------
   20,600   Applied Micro Circuits
             Corporation* .....................     1,573,325
   50,900   GlobeSpan, Inc.* ..................     3,916,119
   10,800   JDS Uniphase Corporation* .........       878,850
   10,200   PMC-Sierra, Inc.* .................     1,728,900
                                                  -----------
                                                    8,097,194
                                                  -----------
  COMMUNICATION SERVICES--0.6%
  ----------------------------
   51,000   OmniSky Corporation* ..............       714,000
                                                  -----------
  COMMUNICATIONS EQUIPMENT--12.0%
  -------------------------------
  161,800   Acterna Corporation* ..............     2,588,800
   15,000   Avici Systems* ....................       650,625
  110,000   Cisco Systems, Inc.* ..............     5,926,250
   15,000   Corning, Inc. .....................     1,147,500
   33,000   Corvis Corporation* ...............     2,165,625
   45,000   Nortel Networks Corporation .......     2,047,500
    5,000   ONI Systems Corporation* ..........       405,313
    2,000   SDL, Inc.* ........................       518,500
                                                  -----------
                                                   15,450,113
                                                  -----------
  COMPUTER EQUIPMENT--11.6%
  -------------------------
   15,700   CacheFlow Inc.* ...................     1,695,600
  168,500   Compaq Computer Corporation .......     5,124,085
   63,500   Dell Computer Corporation* ........     1,873,250
   74,300   Gateway Inc* ......................     3,834,623
   45,000   Palm, Inc.* .......................     2,410,313
                                                  -----------
                                                   14,937,871
                                                  -----------
  COMPUTER PERIPHERAL EQUIPMENT--20.6%
  ------------------------------------
    5,000   Brocade Communications
             Systems Inc.* ....................     1,136,875
   61,000   Celestica, Inc.* ..................     4,384,375
   66,000   EMC Corporation* ..................     5,878,125
   72,900   Jabil Circuit, Inc.* ..............     4,159,856
   23,500   McData Corporation, Class B* ......     1,958,945
   26,800   Sanmina Corporation* ..............     3,063,575
  135,000   Solectron Corporation* ............     5,940,000
                                                  -----------
                                                   26,521,751
                                                  -----------

                                                    MARKET
 SHARES                                              VALUE
---------                                         --------------

 COMMON STOCK (CONTINUED)
 ------------------------

  COMPUTER SYSTEMS DESIGN--7.9%
  -----------------------------
  137,000   Cabletron Systems, Inc.* . .             3,716,125
   65,000   Cadence Design Systems, Inc.* ......     1,669,687
   35,800   Commerce One Inc.* .................     2,297,913
   23,000   Sun Microsystems, Inc.* ............     2,550,125
                                                    ----------
                                                    10,233,850
                                                    ----------
  INFORMATION RETRIEVAL SERVICES--1.1%
  ------------------------------------
   25,000   YAHOO! Inc.* .......................     1,465,625
                                                    ----------
  LOGIC SEMICONDUCTORS--5.2%
  --------------------------
   15,150   Xilinx, Inc.* ......................     1,097,428
   20,000   Altera Corporation* ................       818,750
  100,000   Intersil Holding Corporation* ......     4,793,750
                                                    ----------
                                                     6,709,928
                                                    ----------
  MEMORY & COMMODITY SEMICONDUCTORS--1.3%
  ---------------------------------------
   45,800   Cypress Semiconductor
             Corporation* ......................     1,714,638
                                                    ----------
  SOFTWARE--24.1%
  ---------------
   14,000   i2 Technologies, Inc.* .............     2,380,000
   10,000   Ariba, Inc.* .......................     1,263,750
    5,000   Art Technology Group* ..............       313,750
    6,500   AvantGo, Inc.* .....................        63,984
   19,000   BEA Systems Inc.* ..................     1,363,250
   65,000   E.piphany, Inc.* ...................     5,858,125
    5,000   Micromuse, Inc.* ...................       848,438
  110,000   Microsoft Corporation* .............     7,576,250
   39,000   Oracle Corporation* ................     1,287,000
   30,000   Phone.com, Inc.* ...................     2,776,874
   25,000   Proxicom, Inc.* ....................       337,500
   13,500   VeriSign, Inc.* ....................     1,782,000
   36,500   Veritas Software Corporation* ......     5,147,070
                                                    ----------
                                                    30,997,991
                                                    ----------
  TRANSPORTATION SERVICES--1.2%
  -----------------------------
   45,000   SABRE Group Holdings, Inc.*              1,504,688
                                                    ----------
 Total Common Stocks
  (cost $111,266,982).......................       122,990,471
                                                   -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    Heritage Series Trust - Technology Fund
                             Investment Portfolio
                                October 31, 2000
                                  (continued)
--------------------------------------------------------------------------------


                                                         MARKET
                                                         VALUE
                                                     -------------
REPURCHASE AGREEMENT--10.3%(a)
------------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated October 31, 2000
@ 6.30% to be repurchased at $13,329,332 on
November 1, 2000, collateralize by $10,420,000
United States Treasury Bonds, 8.50% due
February 15, 2020, (market value $13,526,179
including interest) (cost $13,327,000) ...........    $ 13,327,000
                                                      ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $124,593,982)(b), 105.8%(a)...............     136,317,471

OTHER ASSETS AND LIABILITIES, net, (5.8%)(a)......      (7,501,452)
                                                      ------------
NET ASSETS, 100.0% ..............................     $128,816,019
                                                      ============

 ----------
 *   Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $136,663,555. Market value includes net unrealized depreciation of $346,084 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,204,588 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $ 6,550,672.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Value Equity Fund
                             Investment Portfolio
                               October 31, 2000
--------------------------------------------------------------------------------

                                                        MARKET
  SHARES                                                 VALUE
----------                                           ------------

COMMON STOCKS--77.0%(A)
-----------------------

  AUTOMOTIVE--1.8%
  ----------------
  11,000   TRW Inc ................................   $  462,000
                                                      ----------
  BANKS--13.4%
  ------------
  15,100   Citigroup Inc. .........................      794,637
  14,600   FleetBoston Financial
            Corporation ...........................      554,800
  28,100   National City Corporation ..............      600,637
  26,000   Regions Financial Corporation ..........      612,625
   4,700   Union Planters Corporation .............      158,919
  15,900   Washington Mutual, Inc. ................      699,600
                                                      ----------
                                                      3,421,218
                                                     ----------
  CHEMICALS--6.1%
  ---------------
   4,961   E.I. du Pont de Nemours &
            Company ...............................      225,105
  26,300   Millennium Chemicals Inc. ..............      424,088
  19,400   Rohm & Haas Company ....................      583,213
  15,000   Sherwin-Williams Company ...............      325,312
                                                      ----------
                                                      1,557,718
                                                     ----------
  COMMUNICATION SERVICES--7.3%
  ----------------------------
  14,200   BellSouth Corporation ..................      686,038
  10,900   SBC Communications, Inc. ...............      628,794
   9,148   Verizon Communications .................      528,869
                                                      ----------
                                                      1,843,701
                                                     ----------
  COMPUTER PERIPHERAL EQUIPMENT--1.2%
  -----------------------------------
   7,400   Lexmark International Group,
            Inc., Class "A"* ......................      303,400
                                                      ----------
  COMPUTER SYSTEMS DESIGN--2.2%
  -----------------------------
  13,200   NCR Corporation* .......................      569,250
                                                      ----------
  ELECTRONIC EQUIPMENT--4.3%
  --------------------------
  17,000   Arrow Electronics Inc.* ................      544,000
  13,700   Koninklijke Philips Electronics
            N.V. ..................................      547,144
                                                      ----------
                                                       1,091,144
                                                      ----------
  FOOD--4.3%
  ----------
  26,000   ConAgra Foods, Inc. ....................      555,750
  27,000   Universal Foods Corporation ............      533,250
                                                      ----------
                                                       1,089,000
                                                      ----------
  FURNITURE & FIXTURES--1.4%
  --------------------------
  18,000   Newell Rubbermaid Inc. .................      345,374
                                                      ----------
  INSURANCE--3.2%
  ---------------
  14,000   Everest Re Group, Ltd. .................      820,750
                                                      ----------

                                                       MARKET
   SHARES                                              VALUE
-------------                                       ------------

 COMMON STOCKS (CONTINUED)
 -------------------------

  MACHINERY--4.1%
  ---------------
  14,000   Deere & Company .......................      515,375
  12,900   Parker Hannifin Corporation ...........      533,738
                                                      ---------
                                                      1,049,113
                                                      ---------
  METAL PRODUCTS--1.8%
  --------------------
  16,400   Alcoa Inc. ............................      470,475
                                                      ---------
  MINING--2.1%
  ------------
   8,100   Rio Tinto PLC,
            Sponsored ADR ........................      527,513
                                                      ---------
  OIL & GAS--8.5%
  ---------------
  15,000   Baker Hughes Inc. .....................      515,625
  22,340   Conoco Inc., Class "B" ................      607,368
   8,200   Phillips Petroleum Company ............      506,350
  18,900   Tosco Corporation .....................      541,013
                                                      ---------
                                                      2,170,356
                                                      ---------
  PAPER PRODUCTS--2.8%
  --------------------
  11,000   Kimberly-Clark Corporation ............      726,000
                                                      ---------
  RESTAURANTS--1.9%
  -----------------
  15,900   McDonald's Corporation ................      492,900
                                                      ---------
  SECURITY DEALERS--2.3%
  ----------------------
   8,300   Merrill Lynch & Company, Inc. .........      581,000
                                                      ---------
  TRANSPORTATION--1.1%
  --------------------
   2,000   Burlington Northern Santa Fe
            Corporation...........................       53,125
   8,000   CNF Transportation Inc. ...............      213,500
                                                      ---------
                                                        266,625
                                                      ---------
  UTILITIES--7.2%
  ---------------
  24,500   Edison International ..................      584,938
  17,300   TXU Corporation .......................      641,180
  14,700   Williams Companies, Inc. ..............      614,644
                                                      ---------
                                                      1,840,762
                                                      ---------
 Total Common Stocks (cost $18,077,793). ........    19,628,299
                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Value Equity Fund
                             Investment Portfolio
                                October 31, 2000
                                  (continued)
--------------------------------------------------------------------------------


                                                              MARKET
                                                              VALUE
                                                          -------------
REPURCHASE AGREEMENT--3.0%(a)
-----------------------------
Repurchase Agreement with
State Street Bank and Trust Company,
dated October 31, 2000 @ 6.30% to be
repurchased at $777,136 on
November 1, 2000, collateralized by $640,000
United States Treasury Bonds, 7.79% due
February 15, 2021, (market value $788,546
including interest)
(cost $777,000) ......................................    $   777,000
                                                          -----------
TOTAL INVESTMENT PORTFOLIO
   (cost $18,854,793)(b), 80.0%(a)....................     20,405,299
OTHER ASSETS AND LIABILITIES, net, 20.0% (a) .........      5,096,582
                                                          -----------
NET ASSETS, 100.0% ...................................    $25,501,881
                                                          ===========
----------
*    Non-income producing security.
(a)  Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $1,550,506 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $2,335,349 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $784,843. ADR -- American Depository Receipt.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Assets and Liabilities
                               October 31, 2000
--------------------------------------------------------------------------------

                                                                                           EAGLE
                                                                       AGGRESSIVE      INTERNATIONAL
                                                                         GROWTH            EQUITY
                                                                          FUND           PORTFOLIO
                                                                   ------------------ ---------------
ASSETS
------
Investments, at market value (identified cost $80,419,766,
 $38,016,405, $252,157,290 and $28,589,623, respectively)
 (Note 1) ........................................................   $   98,829,370    $ 42,854,161
Repurchase agreement, at market value (identified cost is the
 same as market value) (Note 1) ..................................       11,925,000         705,000
Cash .............................................................              650             379
Foreign currency (cost $262,197) .................................               --         262,197
Receivables:
 Investments sold ................................................        7,273,418         373,027
 Fund shares sold ................................................          598,036       2,682,205
 Dividends and interest ..........................................           48,662          39,380
 Foreign taxes recoverable .......................................               --          43,673
Deferred organization expenses (Note 1) ..........................               --              --
Deferred state qualification expenses (Note 1) ...................           12,417           8,953
Prepaid insurance ................................................            4,461           2,509
                                                                     --------------    ------------
     Total assets ................................................   $  118,692,014    $ 46,971,484
                                                                     --------------    ------------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ...........................................   $   11,739,688    $    809,277
 Fund shares redeemed ............................................           84,680          59,621
 Accrued management fee ..........................................          158,706          42,737
 Accrued distribution fee ........................................           56,620          33,798
 Accrued shareholder servicing fees (Note 4) .....................           43,100          15,039
 Accrued fund accounting fees (Note 4) ...........................           17,818          14,500
 Other accrued expenses ..........................................           39,220          48,806
                                                                     --------------    ------------
     Total liabilities ...........................................       12,139,832       1,023,778
                                                                     --------------    ------------
Net assets, at market value ......................................   $  106,552,182    $ 45,947,706
                                                                     ==============    ============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) ........................................   $   77,550,060    $ 37,684,795
 Accumulated undistributed net investment loss ...................               --         (65,145)
 Accumulated net realized gain (Notes 1 and 5) ...................       10,592,518       3,491,244
 Net unrealized appreciation on investments and other assets
  and liabilities denominated in foreign currencies ..............       18,409,604       4,836,812
                                                                     --------------    ------------
Net assets, at market value ......................................   $  106,552,182    $ 45,947,706
                                                                     ==============    ============
Net assets, at market value
 Class A Shares ..................................................   $   49,902,702    $  9,808,121
 Class B Shares ..................................................       18,559,454         767,249
 Class C Shares ..................................................       38,090,026       7,981,155
 Eagle Shares ....................................................               --      27,391,181
                                                                     --------------    ------------
     Total .......................................................   $  106,552,182    $ 45,947,706
                                                                     ==============    ============
Shares of beneficial interest outstanding
 Class A Shares ..................................................        1,817,209         357,871
 Class B Shares ..................................................          687,797          28,965
 Class C Shares ..................................................        1,411,721         301,361
 Eagle Shares ....................................................               --       1,024,936
                                                                     --------------    ------------
     Total .......................................................        3,916,727       1,713,133
                                                                     ==============    ============
Net Asset Value--offering and redemption price per share
 (Notes 1 and 2) Class A Shares ..................................   $        27.46    $      27.41
                                                                     ==============    ============
 Maximum offering price per Class A share (100/95.25 of $27.46,
  $27.41, $50.91 and $23.19, respectively) .......................   $        28.83    $      28.78
                                                                     ==============    ============
 Class B Shares ..................................................   $        26.98    $      26.49
                                                                     ==============    ============
 Class C Shares ..................................................   $        26.98    $      26.48
                                                                     ==============    ============
 Eagle Shares ....................................................                     $      26.72
                                                                                       ============

                                                                         GROWTH            MID CAP
                                                                         EQUITY             STOCK
                                                                          FUND               FUND
                                                                   ------------------ -----------------
ASSETS
------
Investments, at market value (identified cost $80,419,766,
 $38,016,405, $252,157,290 and $28,589,623, respectively)
 (Note 1) ........................................................   $  296,540,119     $  35,327,075
Repurchase agreement, at market value (identified cost is the
 same as market value) (Note 1) ..................................       42,301,000         2,672,000
Cash .............................................................              876               725
Foreign currency (cost $262,197) .................................               --                --
Receivables:
 Investments sold ................................................        8,149,191         4,439,264
 Fund shares sold ................................................        2,159,598           288,410
 Dividends and interest ..........................................           31,897               468
 Foreign taxes recoverable .......................................               --                --
Deferred organization expenses (Note 1) ..........................               --            10,339
Deferred state qualification expenses (Note 1) ...................           12,284            12,063
Prepaid insurance ................................................            6,691             3,346
                                                                     --------------     -------------
     Total assets ................................................   $  349,201,656     $  42,753,690
                                                                     --------------     -------------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ...........................................   $   27,793,880     $   3,462,848
 Fund shares redeemed ............................................          383,619            19,767
 Accrued management fee ..........................................          204,991            22,810
 Accrued distribution fee ........................................          183,362            17,555
 Accrued shareholder servicing fees (Note 4) .....................           91,844            12,000
 Accrued fund accounting fees (Note 4) ...........................           18,274            14,957
 Other accrued expenses ..........................................           66,473            26,105
                                                                     --------------     -------------
     Total liabilities ...........................................       28,742,443         3,576,042
                                                                     --------------     -------------
Net assets, at market value ......................................   $  320,459,213     $  39,177,648
                                                                     ==============     =============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) ........................................   $  230,332,609     $  25,580,667
 Accumulated undistributed net investment loss ...................               --                --
 Accumulated net realized gain (Notes 1 and 5) ...................       45,743,775         6,859,529
 Net unrealized appreciation on investments and other assets
  and liabilities denominated in foreign currencies ..............       44,382,829         6,737,452
                                                                     --------------     -------------
Net assets, at market value ......................................   $  320,459,213     $  39,177,648
                                                                     ==============     =============
Net assets, at market value
 Class A Shares ..................................................   $  134,595,653     $  22,868,987
 Class B Shares ..................................................       45,276,271         4,165,504
 Class C Shares ..................................................      140,587,289        12,143,157
 Eagle Shares ....................................................               --                --
                                                                     --------------     -------------
     Total .......................................................   $  320,459,213     $  39,177,648
                                                                     ==============     =============
Shares of beneficial interest outstanding
 Class A Shares ..................................................        2,643,785           986,308
 Class B Shares ..................................................          926,375           183,787
 Class C Shares ..................................................        2,877,425           535,747
 Eagle Shares ....................................................               --                --
                                                                     --------------     -------------
     Total .......................................................        6,447,585         1,705,842
                                                                     ==============     =============
Net Asset Value--offering and redemption price per share
 (Notes 1 and 2) Class A Shares ..................................   $        50.91     $       23.19
                                                                     ==============     =============
 Maximum offering price per Class A share (100/95.25 of $27.46,
  $27.41, $50.91 and $23.19, respectively) .......................   $        53.45     $       24.35
                                                                     ==============     =============
 Class B Shares ..................................................   $        48.87     $       22.66
                                                                     ==============     =============
 Class C Shares ..................................................   $        48.86     $       22.67
                                                                     ==============     =============
 Eagle Shares ....................................................

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Assets and Liabilities
                               October 31, 2000
--------------------------------------------------------------------------------

                                                                              SMALL CAP                            VALUE
                                                                                STOCK          TECHNOLOGY          EQUITY
                                                                                FUND              FUND              FUND
                                                                         ------------------ ---------------- -----------------
ASSETS
------
Investments, at market value (identified cost $122,877,137, $111,266,982
 and $18,077,793, respectively) (Note 1) ...............................   $  150,424,698    $ 122,990,471     $  19,628,299
Repurchase agreement, at market value (identified cost is the same as
 market value) (Note 1) ................................................       19,749,000       13,327,000           777,000
Cash ...................................................................              480               59               200
Receivables:
 Investments sold ......................................................        4,020,805        3,730,024         5,302,367
 Fund shares sold ......................................................          108,348          637,312            42,857
 Dividends and interest ................................................           28,059            3,069            53,800
Deferred state qualification expenses (Note 1) .........................            8,983           13,533            11,130
Prepaid insurance ......................................................            6,691            4,461             3,346
                                                                           --------------    -------------     -------------
     Total assets ......................................................   $  174,347,064    $ 140,705,929     $  25,818,999
                                                                           --------------    -------------     -------------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased .................................................   $    5,299,935    $  11,513,199     $          --
 Fund shares redeemed ..................................................          228,401           53,589           236,169
 Accrued management fee ................................................          115,571          105,423             9,493
 Accrued distribution fee ..............................................           72,913           69,231            12,767
 Accrued shareholder servicing fees (Note 4) ...........................           66,400           68,000            11,200
 Accrued fund accounting fees (Note 4) .................................           18,329           18,258            14,516
 Other accrued expenses ................................................           39,439           62,210            32,973
                                                                           --------------    -------------     -------------
     Total liabilities .................................................        5,840,988       11,889,910           317,118
                                                                           --------------    -------------     -------------
Net assets, at market value ............................................   $  168,506,076    $ 128,816,019     $  25,501,881
                                                                           ==============    =============     =============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) ..............................................   $  124,532,992    $ 122,013,079     $  22,682,698
 Undistributed net investment income (Notes 1 and 5) ...................               --               --           174,300
 Accumulated net realized gain (loss) (Notes 1 and 5) ..................       16,425,523       (4,920,549)        1,094,377
 Net unrealized appreciation on investments ............................       27,547,561       11,723,489         1,550,506
                                                                           --------------    -------------     -------------
Net assets, at market value ............................................   $  168,506,076    $ 128,816,019     $  25,501,881
                                                                           ==============    =============     =============
Net assets, at market value
 Class A Shares ........................................................   $  107,002,258    $  64,770,377     $  12,726,425
 Class B Shares ........................................................       10,412,863       24,138,911           967,880
 Class C Shares ........................................................       51,090,955       39,906,731        11,807,576
                                                                           --------------    -------------     -------------
     Total .............................................................   $  168,506,076    $ 128,816,019     $  25,501,881
                                                                           ==============    =============     =============
Shares of beneficial interest outstanding
 Class A Shares ........................................................        3,667,691        3,716,339           621,042
 Class B Shares ........................................................          372,346        1,394,667            47,999
 Class C Shares ........................................................        1,826,060        2,306,342           585,653
                                                                           --------------    -------------     -------------
     Total .............................................................        5,866,097        7,417,348         1,254,694
                                                                           ==============    =============     =============
Net Asset Value--offering and redemption price per share
 (Notes 1 and 2) Class A Shares ........................................   $        29.17    $       17.43     $       20.49
                                                                           ==============    =============     =============
 Maximum offering price per Class A share (100/95.25 of $29.17, $17.43
  and $20.49, respectively) ............................................   $        30.62    $       18.30     $       21.51
                                                                           ==============    =============     =============
 Class B Shares ........................................................   $        27.97    $       17.31     $       20.16
                                                                           ==============    =============     =============
 Class C Shares ........................................................   $        27.98    $       17.30     $       20.16
                                                                           ==============    =============     =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                           Statements of Operations
                      For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                    EAGLE
                                                AGGRESSIVE      INTERNATIONAL        GROWTH
                                                  GROWTH           EQUITY            EQUITY
                                                   FUND           PORTFOLIO           FUND
                                             --------------- ------------------ ---------------
INVESTMENT INCOME
-----------------
Income:
 Dividends .................................  $    150,781      $   537,317(b)   $    606,018
 Interest ..................................       459,212          101,852           628,656
                                              ------------      -----------      ------------
    Total income ...........................       609,993          639,169         1,234,674
Expenses (Notes 1 and 4):
 Management fee ............................       872,006          506,058         1,993,560
 Distribution fee (Class A Shares) .........       108,231           22,342           282,213
 Distribution fee (Class B Shares) .........       159,752            7,072           331,910
 Distribution fee (Class C Shares) .........       295,268           88,632         1,197,319
 Distribution fee (Eagle Shares) ...........            --          320,985                --
 Shareholder servicing fees ................        95,385               --           205,863
 Shareholder servicing fees
  (Class A Shares) .........................            --           11,618                --
 Shareholder servicing fees
  (Class B Shares) .........................            --              919                --
 Shareholder servicing fees
  (Class C Shares) .........................            --           11,522                --
 Shareholder servicing fees
  (Eagle Shares) ...........................            --            3,210                --
 Custodian fee .............................        25,673          162,134(c)         64,534
 Fund accounting fees (Note 4) .............        52,270               --(c)         54,999
 Professional fees .........................        30,783           45,442            38,496
 Amortization of state qualification
  expenses .................................        51,223           51,867            71,115
 Federal registration expenses .............         5,438              829            22,284
 Organization expenses .....................            --            5,200             5,666
 Reports to shareholders ...................        22,574           19,124            38,860
 Trustees' fees and expenses ...............         8,772            8,900             8,900
 Other .....................................         4,294            5,078             6,831
                                              ------------      -----------      ------------
    Total expenses before waiver ...........     1,731,669        1,270,932         4,322,550
    Fees waived by Manager (Note 4).........            --               --                --
                                              ------------      -----------      ------------
    Total expenses after waiver ............     1,731,669        1,270,932         4,322,550
                                              ------------      -----------      ------------
Net investment income (loss) ...............    (1,121,676)        (631,763)       (3,087,876)
                                              ------------      -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
 ON INVESTMENTS
 --------------
Net realized gain (loss) from investment
 transactions ..............................    11,714,422        4,449,780        49,464,565
Net realized loss from foreign currency
 transactions ..............................            --         (279,483)               --
Net unrealized appreciation
 (depreciation) of investments during
 the year ..................................    13,699,690       (4,184,164)       (4,678,344)
Net unrealized appreciation from other
 assets and liabilities denominated in
 foreign currency during the year ..........            --          176,989                --
                                              ------------      -----------      ------------
Net gain on investments ....................    25,414,112          163,122        44,786,221
                                              ------------      -----------      ------------
Net increase (decrease) in net assets
 resulting from operations .................  $ 24,292,436      $  (468,641)     $ 41,698,345
                                              ============      ===========      ============


                                                  MID CAP        SMALL CAP                         VALUE
                                                   STOCK           STOCK         TECHNOLOGY        EQUITY
                                                   FUND             FUND          FUND(A)           FUND
                                             ---------------- --------------- --------------- ---------------
INVESTMENT INCOME
-----------------
Income:
 Dividends .................................   $     54,097    $    924,051    $     38,914     $   606,824
 Interest ..................................         81,676         659,521         225,108          62,634
                                               ------------    ------------    ------------     -----------
    Total income ...........................        135,773       1,583,572         264,022         669,458
Expenses (Notes 1 and 4):
 Management fee ............................        240,166       1,503,024       1,026,011         193,447
 Distribution fee (Class A Shares) .........         47,505         293,578         137,043          33,504
 Distribution fee (Class B Shares) .........         29,937         105,971         199,667           9,420
 Distribution fee (Class C Shares) .........        100,263         557,083         327,021         114,492
 Distribution fee (Eagle Shares) ...........             --              --              --              --
 Shareholder servicing fees ................         33,474         197,424         146,507          33,962
 Shareholder servicing fees
  (Class A Shares) .........................             --              --              --              --
 Shareholder servicing fees
  (Class B Shares) .........................             --              --              --              --
 Shareholder servicing fees
  (Class C Shares) .........................             --              --              --              --
 Shareholder servicing fees
  (Eagle Shares) ...........................             --              --              --              --
 Custodian fee .............................         22,408          36,830          46,898          15,301
 Fund accounting fees (Note 4) .............         45,091          55,370          48,712          43,894
 Professional fees .........................         28,218          32,824          35,749          28,187
 Amortization of state qualification
  expenses .................................         41,652          39,038         102,313          37,376
 Federal registration expenses .............            530              --          19,272              --
 Organization expenses .....................          5,170              --              --           1,767
 Reports to shareholders ...................         11,570          41,390          31,397          12,185
 Trustees' fees and expenses ...............          8,900           8,900           8,772           8,777
 Other .....................................          4,008           9,589           3,867           4,527
                                               ------------    ------------    ------------     -----------
    Total expenses before waiver ...........        618,892       2,881,021       2,133,229         536,839
    Fees waived by Manager (Note 4).........        (24,899)             --              --         (69,913)
                                               ------------    ------------    ------------     -----------
    Total expenses after waiver ............        593,993       2,881,021       2,133,229         466,926
                                               ------------    ------------    ------------     -----------
Net investment income (loss) ...............       (458,220)     (1,297,449)     (1,869,207)        202,532
                                               ------------    ------------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
 ON INVESTMENTS
 --------------
Net realized gain (loss) from investment
 transactions ..............................      7,368,412      22,917,935      (3,051,342)      1,099,301
Net realized loss from foreign currency
 transactions ..............................             --              --              --              --
Net unrealized appreciation
 (depreciation) of investments during
 the year ..................................      3,331,490      21,875,342      11,723,489       2,162,807
Net unrealized appreciation from other
 assets and liabilities denominated in
 foreign currency during the year ..........             --              --              --              --
                                               ------------    ------------    ------------     -----------
Net gain on investments ....................     10,699,902      44,793,277       8,672,147       3,262,108
                                               ------------    ------------    ------------     -----------
Net increase (decrease) in net assets
 resulting from operations .................   $ 10,241,682    $ 43,495,828    $  6,802,940     $ 3,464,640
                                               ============    ============    ============     ===========

----------------
(a) For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(b) Net of $85,026 foreign withholding taxes.
(c) State Street Bank is the custodian and fund accountant for the Eagle International Equity Portfolio.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               FOR THE YEARS ENDED
                                                                       ------------------------------------
                                                                        OCTOBER 31, 2000   OCTOBER 31, 1999
                                                                       ------------------ -----------------
AGGRESSIVE GROWTH FUND
----------------------
Increase in net assets:
Operations:
 Net investment loss .................................................   $  (1,121,676)     $   (430,858)
 Net realized gain from investment transactions ......................      11,714,422         6,487,570
 Net unrealized appreciation of investments during the year ..........      13,699,690         3,177,004
                                                                         -------------      ------------
 Net increase in net assets resulting from operations ................      24,292,436         9,233,716
Distributions to shareholders from:
 Net realized gains Class A Shares, ($2.20 per share) ................      (2,919,240)               --
 Net realized gains Class B Shares, ($2.20 per share) ................      (1,121,963)               --
 Net realized gains Class C Shares, ($2.20 per share) ................      (1,813,382)               --
Increase in net assets from Fund share transactions (Note 2) .........      34,361,964        26,033,474
                                                                         -------------      ------------
Increase in net assets ...............................................      52,799,815        35,267,190
Net assets, beginning of year ........................................      53,752,367        18,485,177
                                                                         -------------      ------------
Net assets, end of year ..............................................   $ 106,552,182      $ 53,752,367
                                                                         =============      ============


                                                                                                   For the Years Ended
                                                                                           ------------------------------------
                                                                                            October 31, 2000   October 31, 1999
                                                                                           ------------------ -----------------
EAGLE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss .....................................................................    $   (631,763)     $   (420,664)
 Net realized gain from investment transactions ..........................................       4,449,780         6,904,858
 Net realized gain (loss) from foreign currency transactions .............................        (279,483)          216,150
 Net unrealized appreciation (depreciation) of investments during the year ...............      (4,184,164)        3,686,213
 Net unrealized appreciation (depreciation) from other assets and liabilities
  denominated in foreign currrency during the year .......................................         176,989          (177,933)
                                                                                              ------------      ------------
 Net increase (decrease) in net assets resulting from operations .........................        (468,641)       10,208,624
Distributions to shareholders from:
 Net realized gains Class A Shares, ($4.44 and $0.12 per share, respectively) ............      (1,110,521)          (30,773)
 Net realized gains Class B Shares, ($4.44 and $0.12 per share, respectively) ............         (67,144)           (1,581)
 Net realized gains Class C Shares, ($4.44 and $0.12 per share, respectively) ............      (1,095,583)          (27,806)
 Net realized gains Eagle Shares, ($4.44 and $0.12 per share, respectively). . ...........      (4,404,983)         (151,973)
Increase (decrease) in net assets from Fund share transactions (Note 2) ..................       5,220,312        (7,860,802)
                                                                                              ------------      ------------
Increase (decrease) in net assets ........................................................      (1,926,560)        2,135,689
Net assets, beginning of year . ..........................................................      47,874,266        45,738,577
                                                                                              ------------      ------------
Net assets, end of year (including undistributed net investment income of $78,478 for the
 year ended October 31, 1999) ............................................................    $ 45,947,706      $ 47,874,266
                                                                                              ============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Changes in Net Assets
                                  (continued)
--------------------------------------------------------------------------------

                                                                                     FOR THE YEARS ENDED
                                                                             ------------------------------------
                                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
                                                                             ------------------ -----------------
GROWTH EQUITY FUND
------------------
Increase in net assets:
Operations:
 Net investment loss .......................................................   $  (3,087,876)     $  (1,219,288)
 Net realized gain from investment transactions ............................      49,464,565         24,524,653
 Net unrealized appreciation (depreciation) of investments during the year .      (4,678,344)        25,441,900
                                                                               -------------      -------------
 Net increase in net assets resulting from operations ......................      41,698,345         48,747,265
Distributions to shareholders from:
 Net realized gains Class A Shares, ($5.47 per share) ......................      (8,589,182)                --
 Net realized gains Class B Shares, ($5.47 per share) ......................      (2,275,911)                --
 Net realized gains Class C Shares, ($5.47 per share) ......................      (9,939,165)                --
Increase in net assets from Fund share transactions (Note 2) ...............     141,146,719         25,151,363
                                                                               -------------      -------------
Increase in net assets .....................................................     162,040,806         73,898,628
Net assets, beginning of year ..............................................     158,418,407         84,519,779
                                                                               -------------      -------------
Net assets, end of year ....................................................   $ 320,459,213      $ 158,418,407
                                                                               =============      =============


                                                                                 FOR THE YEARS ENDED
                                                                         ------------------------------------
                                                                          OCTOBER 31, 2000   OCTOBER 31, 1999
                                                                         ------------------ -----------------
MID CAP STOCK FUND
------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss ...................................................    $  (458,220)      $   (427,785)
 Net realized gain from investment transactions ........................      7,368,412          1,928,034
 Net unrealized appreciation of investments during the year ............      3,331,490          2,467,882
                                                                            -----------       ------------
 Net increase in net assets resulting from operations ..................     10,241,682          3,968,131
Distributions to shareholders from:
 Net realized gains Class A Shares, ($0.30 per share) ..................       (254,362)                --
 Net realized gains Class B Shares, ($0.30 per share) ..................        (37,315)                --
 Net realized gains Class C Shares, ($0.30 per share) ..................       (146,539)                --
Increase (decrease) in net assets from Fund share transactions (Note 2)       3,505,422         (5,928,377)
                                                                            -----------       ------------
Increase (decrease) in net assets ......................................     13,308,888         (1,960,246)
Net assets, beginning of year ..........................................     25,868,760         27,829,006
                                                                            -----------       ------------
Net assets, end of year ................................................    $39,177,648       $ 25,868,760
                                                                            ===========       ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                      Statements of Changes in Net Assets
                                  (continued)
--------------------------------------------------------------------------------

                                                                                                  FOR THE YEARS ENDED
                                                                                          ------------------------------------
                                                                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                                                                          ------------------ -----------------
SMALL CAP STOCK FUND
--------------------
Decrease in net assets:
Operations:
 Net investment loss ....................................................................   $  (1,297,449)     $  (1,115,476)
 Net realized gain (loss) from investment transactions ..................................      22,917,935         (2,081,165)
 Net unrealized appreciation of investments during the year .............................      21,875,342         11,574,223
                                                                                            -------------      -------------
 Net increase in net assets resulting from operations ...................................      43,495,828          8,377,582
Decrease in net assets from Fund share transactions (Note 2) ............................     (69,954,120)       (80,494,684)
                                                                                            -------------      -------------
Decrease in net assets ..................................................................     (26,458,292)       (72,117,102)
Net assets, beginning of year ...........................................................     194,964,368        267,081,470
                                                                                            -------------      -------------
Net assets, end of year (including undistributed net investment income of $31,078 for the
 year ended October 31, 1999) ...........................................................   $ 168,506,076      $ 194,964,368
                                                                                            =============      =============


                                                                                  FOR THE PERIOD
                                                                                NOVEMBER 18, 1999
                                                                           (COMMENCEMENT OF OPERATIONS)
                                                                               TO OCTOBER 31, 2000
                                                                          -----------------------------
TECHNOLOGY FUND
---------------
Increase in net assets:
Operations:
 Net investment loss ..................................................           $  (1,869,207)
 Net realized loss from investment transactions .......................              (3,051,342)
 Net unrealized appreciation of investments during the period .........              11,723,489
                                                                                  -------------
 Net increase in net assets resulting from operations .................               6,802,940
Increase in net assets from Fund share transactions (Note 2) ..........             122,013,079
                                                                                  -------------
Increase in net assets ................................................             128,816,019
Net assets, beginning of period .......................................                      --
                                                                                  -------------
Net assets, end of period .............................................           $ 128,816,019
                                                                                  =============


                                                                                                   FOR THE YEARS ENDED
                                                                                           ------------------------------------
                                                                                            OCTOBER 31, 2000   OCTOBER 31, 1999
                                                                                           ------------------ -----------------
VALUE EQUITY FUND
-----------------
Decrease in net assets:
Operations:
 Net investment income ...................................................................    $    202,532      $     88,453
 Net realized gain from investment transactions ..........................................       1,099,301           931,457
 Net realized gains from covered call options written ....................................              --            17,466
 Net unrealized appreciation (depreciation) of investments during the year ...............       2,162,807        (1,115,216)
                                                                                              ------------      ------------
 Net increase (decrease) in net assets resulting from operations .........................       3,464,640           (77,840)
Distributions to shareholders from:
 Net investment income Class A Shares, ($0.11 and $0.16 per share, respectively) .........         (83,002)         (152,941)
 Net investment income Class B Shares, ($0.00 and $0.01 per share, respectively) .........              --              (752)
 Net investment income Class C Shares, ($0.00 and $0.01 per share, respectively) .........              --            (9,859)
 Net realized gains Class A Shares, ($0.42 and $0.12 per share, respectively) ............        (329,738)         (110,747)
 Net realized gains Class B Shares, ($0.42 and $0.12 per share, respectively) ............         (22,188)           (6,528)
 Net realized gains Class C Shares, ($0.42 and $0.12 per share, respectively) ............        (270,040)          (85,565)
Decrease in net assets from Fund share transactions (Note 2) .............................      (4,819,930)       (4,259,045)
                                                                                              ------------      ------------
Decrease in net assets ...................................................................      (2,060,258)       (4,703,277)
Net assets, beginning of year ............................................................      27,562,139        32,265,416
                                                                                              ------------      ------------
Net assets, end of year (including undistributed net investment income of $174,300 and
 $54,770, respectively) ..................................................................    $ 25,501,881      $ 27,562,139
                                                                                              ============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                Heritage Series Trust - Aggressive Growth Fund
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  CLASS A SHARES*
                                                   ---------------------------------------------
                                                                FOR THE YEARS ENDED
                                                                    OCTOBER 31
                                                   ---------------------------------------------
                                                         2000           1999         1998(+)
                                                   ---------------- ----------- ----------------
Net asset value, beginning of year ...............    $   20.80      $  15.35      $   14.29
                                                      ---------      --------      ---------
Income from Investment Operations:
 Net investment loss .............................       ( 0.24)(a)    ( 0.15)            --
 Net realized and unrealized gain on
  investments ....................................         9.10          5.60           1.06
                                                      ---------      --------      ---------
 Total from Investment Operations ................         8.86          5.45           1.06
                                                      ---------      --------      ---------
Less Distributions:
 Distributions from net realized gains ...........       ( 2.20)           --             --
                                                      ---------      --------      ---------
Net asset value, end of year .....................    $   27.46      $  20.80      $   15.35
                                                      =========      ========      =========
Total Return (%) (b) .............................        44.87         35.50           7.42 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .............         1.57 (a)      1.65           1.65 (d)
  Without expenses waived/recovered (%) ..........         1.48          1.79           3.64 (d)
 Net investment income (loss) to average daily
  net assets (%) .................................       (  .88)       (  .78)           .08 (d)
 Portfolio turnover rate (%) (c) .................          252           195             34
 Net assets, end of year ($ millions).............           50            27             11



                                                                    CLASS B SHARES*                        CLASS C SHARES*
                                                   ------------------------------------------------- ----------------------------
                                                                  FOR THE YEARS ENDED                    FOR THE YEARS ENDED
                                                                      OCTOBER 31                              OCTOBER 31
                                                   ------------------------------------------------- ----------------------------
                                                         2000           1999         1998(+)               2000           1999
                                                   --------------  -----------  -----------------    ---------------- -----------
Net asset value, beginning of year ...............    $   20.61      $  15.33       $    14.29          $   20.61      $  15.33
                                                      ---------      --------       ----------          ---------      --------
Income from Investment Operations:
 Net investment loss .............................       ( 0.43)(a)    ( 0.29)          ( 0.03)            ( 0.43)(a)    ( 0.29)
 Net realized and unrealized gain on
  investments ....................................         9.00          5.57             1.07               9.00          5.57
                                                      ---------      --------       ----------          ---------      --------
 Total from Investment Operations ................         8.57          5.28             1.04               8.57          5.28
                                                      ---------      --------       ----------          ---------      --------
Less Distributions:
 Distributions from net realized gains ...........       ( 2.20)           --               --             ( 2.20)           --
                                                      ---------      --------       ----------          ---------      --------
Net asset value, end of year .....................    $   26.98      $  20.61       $    15.33          $   26.98      $  20.61
                                                      =========      ========       ==========          =========      ========
Total Return (%) (b) .............................        43.80         34.44             7.28 (c)          43.80         34.44
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .............         2.32 (a)      2.40       2.40  (d)                2.32 (a)      2.40
  Without expenses waived/recovered (%) ..........         2.23          2.54       4.39  (d)                2.22          2.54
 Net investment income (loss) to average daily
  net assets (%) .................................       ( 1.64)       ( 1.53)          (  .77)  (d)       ( 1.62)       ( 1.53)
 Portfolio turnover rate (%) (c) .................          252           195               34                252           195
 Net assets, end of year ($ millions).............           19            10                4                 38            16



                                                    CLASS C SHARES*
                                                   -------------------
                                                   FOR THE YEARS ENDED
                                                       OCTOBER 31
                                                   ------------------
                                                         1998(+)
                                                   ------------------
Net asset value, beginning of year ...............    $    14.29
                                                      ----------
Income from Investment Operations:
 Net investment loss .............................        ( 0.03)
 Net realized and unrealized gain on
  investments ....................................          1.07
                                                      ----------
 Total from Investment Operations ................          1.04
                                                      ----------
Less Distributions:
 Distributions from net realized gains ...........            --
                                                      ----------
Net asset value, end of year .....................    $    15.33
                                                      ==========
Total Return (%) (b) .............................          7.28 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .............          2.40 (d)
  Without expenses waived/recovered (%) ..........          4.39 (d)
 Net investment income (loss) to average daily
  net assets (%) .................................        (  .71) (d)
 Portfolio turnover rate (%) (c) .................            34
 Net assets, end of year ($ millions).............             3

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period August 20, 1998 (commencement of operations) to October 31, 1998.
(a) The year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)  Not annualized.
(d)  Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
         Heritage Series Trust - Eagle International Equity Portfolio
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                           CLASS A SHARES*
                                             ----------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                              OCTOBER 31
                                             ----------------------------------------------------------------------------
                                                 2000        1999          1998             1997             1996(+)
                                             ----------- ----------- ---------------- ---------------- ------------------
Net asset value, beginning of year .........  $  31.56    $  25.43      $   23.97        $   22.25        $     21.11
                                              --------    --------      ---------        ---------        -----------
Income from Investment Operations:
 Net investment income (loss) ..............    ( 0.22)     ( 0.09)        ( 0.01)            0.05               0.10
 Net realized and unrealized gain on
  investments ..............................      0.51        6.34           2.14             2.28               1.04
                                              --------    --------      ---------        ---------        -----------
 Total from Investment Operations ..........      0.29        6.25           2.13             2.33               1.14
                                              --------    --------      ---------        ---------        -----------
Less Distributions:
 Dividends from net investment income ......        --          --         ( 0.05)          ( 0.44)                --
 Distributions from net realized gains .....    ( 4.44)     ( 0.12)        ( 0.62)          ( 0.17)                --
                                              --------    --------      ---------        ---------        -----------
 Total Distributions .......................    ( 4.44)     ( 0.12)        ( 0.67)          ( 0.61)                --
                                              --------    --------      ---------        ---------        -----------
Net asset value, end of year ...............  $  27.41    $  31.56      $   25.43        $   23.97        $     22.25
                                              ========    ========      =========        =========        ===========
Total Return (%) (a) .......................    ( 1.31)      24.68           9.04 (b)        10.71 (b)    5.40  (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived (%) .................      1.97        1.97           1.97             1.97               1.97 (d)
  Without expenses waived (%) ..............        --        2.02           2.08             2.23               2.69 (d)
 Net investment income (loss) to average
  daily net assets (%) .....................    (  .71)     (  .32)        (  .02)             .22                .44 (d)
 Portfolio turnover rate (%) (c) ...........        67          78             71               50                 59
 Net assets, end of year ($ millions).......        10           8              7                6                  3



                                                           CLASS B SHARES*
                                             -------------------------------------------
                                                         FOR THE YEARS ENDED
                                                             OCTOBER 31
                                             -------------------------------------------
                                                 2000        1999         1998(+)(+)
                                             ----------- ----------- -------------------
Net asset value, beginning of year .........  $  30.83    $  25.03      $     23.95
                                              --------    --------      -----------
Income from Investment Operations:
 Net investment income (loss) ..............    ( 0.43)     ( 0.30)          ( 0.16)
 Net realized and unrealized gain on
  investments ..............................      0.53        6.22             1.24
                                              --------    --------      -----------
 Total from Investment Operations ..........      0.10        5.92             1.08
                                              --------    --------      -----------
Less Distributions:
 Dividends from net investment income ......        --          --               --
 Distributions from net realized gains .....    ( 4.44)     ( 0.12)              --
                                              --------    --------      -----------
 Total Distributions .......................    ( 4.44)     ( 0.12)              --
                                              --------    --------      -----------
Net asset value, end of year ...............  $  26.49    $  30.83      $     25.03
                                              ========    ========      ===========
Total Return (%) (a) .......................    ( 2.00)      23.70             4.51 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived (%) .................      2.72        2.72             2.72 (d)
  Without expenses waived (%) ..............        --        2.77      2.83  (d)
 Net investment income (loss) to average
  daily net assets (%) .....................    ( 1.46)     ( 1.04)          (  .71) (d)
 Portfolio turnover rate (%) (c) ...........        67          78               71
 Net assets, end of year ($ millions).......         1        0.5              0.2



                                                                           CLASS C SHARES*
                                             ---------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                             OCTOBER 31
                                             ---------------------------------------------------------------------------
                                                 2000        1999          1998            1997             1996(+)
                                             ----------- ----------- --------------- ---------------- ------------------
Net asset value, beginning of year .........  $  30.83    $  25.03    $       23.73     $   22.12        $    21.11
                                              --------    --------    -------------     ---------        ----------
Income from Investment Operations:
 Net investment income (loss) ..............    ( 0.44)     ( 0.30)          ( 0.20)       ( 0.13)           ( 0.07)
 Net realized and unrealized gain on
  investments ..............................      0.53        6.22             2.12          2.25              1.08
                                              --------    --------    -------------     ---------        ----------
 Total from Investment Operations ..........      0.09        5.92             1.92          2.12              1.01
                                              --------    --------    -------------     ---------        ----------
Less Distributions:
 Dividends from net investment income ......        --          --               --        ( 0.34)               --
 Distributions from net realized gains .....    ( 4.44)     ( 0.12)          ( 0.62)       ( 0.17)               --
                                              --------    --------    -------------     ---------        ----------
 Total Distributions .......................    ( 4.44)     ( 0.12)          ( 0.62)       ( 0.51)               --
                                              --------    --------    -------------     ---------        ----------
Net asset value, end of year ...............  $  26.48    $  30.83    $       25.03     $   23.73        $    22.12
                                              ========    ========    =============     =========        ==========
Total Return (%) (a) .......................    ( 2.04)      23.70      8.24  (b)            9.79 (b)          4.78 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived (%) .................      2.72        2.72             2.72          2.72              2.72 (d)
  Without expenses waived (%) ..............        --        2.77             2.83          2.98              3.44 (d)
 Net investment income (loss) to average
  daily net assets (%) .....................    ( 1.45)     ( 1.06)          (  .79)       (  .52)           (  .32) (d)
 Portfolio turnover rate (%) (c) ...........        67          78               71            50                59
 Net assets, end of year ($ millions).......         8           7                6             4                 1

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period December 27, 1995 (commencement of Class A and Class C Shares) to October 31, 1996.
(+)(+) For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) These returns are calculated based on the published net asset value at October 31, 1997.
(c)  Not annualized.
(d)  Annualized.


    The accompanying notes are an integral part of the financial statements.

 .
--------------------------------------------------------------------------------
                  Heritage Series Trust - Growth Equity Fund
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                          CLASS A SHARES*
                                              -----------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED
                                                                            OCTOBER 31
                                              -----------------------------------------------------------------------
                                                  2000        1999        1998          1997             1996(+)
                                              =========== =========== =========== ================ ==================
Net asset value, beginning of year ..........  $  43.44    $  28.82    $  23.77      $   17.74        $    14.29
                                               --------    --------    --------      ---------        ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.39)     ( 0.20)     ( 0.11)        ( 0.07)(a)        ( 0.03)
 Net realized and unrealized gain on
  investments ...............................     13.33       14.82        5.48           6.10              3.48
                                               --------    --------    --------      ---------        ----------
 Total from Investment Operations ...........     12.94       14.62        5.37           6.03              3.45
                                               --------    --------    --------      ---------        ----------
Less Distributions:
 Distributions from net realized gains ......    ( 5.47)         --      ( 0.32)            --                --
                                               --------    --------    --------      ---------        ----------
Net asset value, end of year ................  $  50.91    $  43.44    $  28.82      $   23.77        $    17.74
                                               ========    ========    ========      =========        ==========
Total Return (%) (b) ........................     31.04       50.73       22.84          33.99             24.14 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) ........      1.19        1.24        1.38           1.61 (a)          1.65 (d)
  Without expenses waived/
   recovered (%) ............................        --          --          --           1.54              2.39 (d)
 Net investment loss to average daily net
  assets (%) ................................    (  .73)     (  .56)     (  .40)        (  .35)           (  .19) (d)
 Portfolio turnover rate (%) (c) ............       392         160          54             50                23
 Net assets, end of year ($ millions)........       135          67          40             24                12



                                                           CLASS B SHARES*
                                              ------------------------------------------
                                                         FOR THE YEARS ENDED
                                                              OCTOBER 31
                                              ------------------------------------------
                                                  2000        1999        1998(+)(+)
                                              ----------- ----------- ------------------
Net asset value, beginning of year ..........  $  42.17    $  28.18      $    24.33
                                               --------    --------      ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.77)     ( 0.47)         ( 0.23)
 Net realized and unrealized gain on
  investments ...............................     12.94       14.46            4.08
                                               --------    --------      ----------
 Total from Investment Operations ...........     12.17       13.99            3.85
                                               --------    --------      ----------
Less Distributions:
 Distributions from net realized gains ......    ( 5.47)         --              --
                                               --------    --------      ----------
Net asset value, end of year ................  $  48.87    $  42.17      $    28.18
                                               ========    ========      ==========
Total Return (%) (b) ........................     30.05       49.65           15.82 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) ........      1.94        1.98            2.11 (d)
  Without expenses waived/
   recovered (%) ............................        --          --              --
 Net investment loss to average daily net
  assets (%) ................................    ( 1.48)     ( 1.30)         ( 1.10) (d)
 Portfolio turnover rate (%) (c) ............       392         160              54
 Net assets, end of year ($ millions)........        45          16               5



                                                                          CLASS C SHARES*
                                              -----------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED
                                                                            OCTOBER 31
                                              -----------------------------------------------------------------------
                                                  2000        1999        1998          1997             1996(+)
                                              ----------- ----------- ----------- ---------------- ------------------
Net asset value, beginning of year ..........  $  42.15    $  28.18    $  23.42      $   17.61        $    14.29
                                               --------    --------    --------      ---------        ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.76)     ( 0.47)     ( 0.31)        ( 0.24)(a)        ( 0.15)
 Net realized and unrealized gain on
  investments ...............................     12.94       14.44        5.39           6.05              3.47
                                               --------    --------    --------      ---------        ----------
 Total from Investment Operations ...........     12.18       13.97        5.08           5.81              3.32
                                               --------    --------    --------      ---------        ----------
Less Distributions:
 Distributions from net realized gains ......    ( 5.47)         --      ( 0.32)            --                --
                                               --------    --------    --------      ---------        ----------
Net asset value, end of year ................  $  48.86    $  42.15    $  28.18      $   23.42        $    17.61
                                               ========    ========    ========      =========        ==========
Total Return (%) (b) ........................     30.09       49.57       21.93          32.99             23.23 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) ........      1.94        1.99        2.13           2.36 (a)          2.40 (d)
  Without expenses waived/
   recovered (%) ............................        --          --          --           2.29              3.14 (d)
 Net investment loss to average daily net
  assets (%) ................................    ( 1.48)     ( 1.31)     ( 1.15)        ( 1.14)           (  .96) (d)
 Portfolio turnover rate (%) (c) ............       392         160          54             50                23
 Net assets, end of year ($ millions)........       141          75          39             18                 5

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period November 16, 1995 (commencement of operations) to October 31, 1996.
(+)(+) For the period January 2, 1998 (commencement of Class B Shares) to
       October 31, 1998.
(a) The year ended October 31, 1997 includes payment of previously waived management fees to the Manager for Class A and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)  Not annualized.
(d)  Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  Heritage Series Trust - Mid Cap Stock Fund
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                        CLASS A SHARES*
                                                           ------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                           OCTOBER 31
                                                           ------------------------------------------
                                                               2000        1999          1998(+)
                                                           ----------- ----------- ------------------
Net asset value, beginning of year .......................  $  16.56    $  14.28      $    14.29
                                                            --------    --------      ----------
Income from Investment Operations:
 Net investment loss .....................................    ( 0.24)     ( 0.18)         ( 0.15)
 Net realized and unrealized gain on investments .........      7.17        2.46            0.14
                                                            --------    --------      ----------
 Total from Investment Operations ........................      6.93        2.28          ( 0.01)
                                                            --------    --------      ----------
Less Distributions:
 Distributions from net realized gains ...................    ( 0.30)         --              --
                                                            --------    --------      ----------
Net asset value, end of year .............................  $  23.19    $  16.56      $    14.28
                                                            ========    ========      ==========
Total Return (%) (a) .....................................     42.30       15.97          ( 0.07) (b)
Ratios and Supplemental Data
 Expenses to average daily net assets ....................
  With expenses waived (%) ...............................      1.55        1.60            1.60 (c)
  Without expenses waived (%) ............................      1.63        1.70            1.86 (c)
 Net investment loss to average daily net assets (%) .....    ( 1.13)     ( 1.19)         (  .99) (c)
 Portfolio turnover rate (%) (b) .........................       265         192             129
 Net assets, end of year ($ millions) ....................        23          15              16



                                                                        CLASS B SHARES*                   CLASS C SHARES*
                                                           ------------------------------------------ -----------------------
                                                                      FOR THE YEARS ENDED               FOR THE YEARS ENDED
                                                                           OCTOBER 31                       OCTOBER 31
                                                           ------------------------------------------ -----------------------
                                                               2000        1999        1998(+)(+)         2000        1999
                                                           ----------- ----------- ------------------ ----------- -----------
Net asset value, beginning of year .......................  $  16.32    $  14.17      $    14.42       $  16.32    $  14.18
                                                            --------    --------      ----------       --------    --------
Income from Investment Operations:
 Net investment loss .....................................    ( 0.39)     ( 0.30)         ( 0.23)        ( 0.39)     ( 0.30)
 Net realized and unrealized gain on investments .........      7.03        2.45          ( 0.02)          7.04        2.44
                                                            --------    --------      ----------       --------    --------
 Total from Investment Operations ........................      6.64        2.15          ( 0.25)          6.65        2.14
                                                            --------    --------      ----------       --------    --------
Less Distributions:
 Distributions from net realized gains ...................    ( 0.30)         --              --         ( 0.30)         --
                                                            --------    --------      ----------       --------    --------
Net asset value, end of year .............................  $  22.66    $  16.32      $    14.17       $  22.67    $  16.32
                                                            ========    ========      ==========       ========    ========
Total Return (%) (a) .....................................     41.13       15.17          ( 1.73) (b)     41.19       15.09
Ratios and Supplemental Data
 Expenses to average daily net assets ....................
  With expenses waived (%) ...............................      2.30        2.35      2.35  (c)            2.30        2.35
  Without expenses waived (%) ............................      2.38        2.45      2.61  (c)            2.38        2.45
 Net investment loss to average daily net assets (%) .....    ( 1.87)     ( 1.94)         ( 1.85) (c)    ( 1.88)     ( 1.95)
 Portfolio turnover rate (%) (b) .........................       265         192             129            265         192
 Net assets, end of year ($ millions) ....................         4           2               2             12           9


                                                            CLASS C SHARES*
                                                           -------------------
                                                           FOR THE YEARS ENDED
                                                               OCTOBER 31
                                                           ------------------
                                                                 1998(+)
                                                           ------------------
Net asset value, beginning of year .......................    $    14.29
                                                              ----------
Income from Investment Operations:
 Net investment loss .....................................        ( 0.25)
 Net realized and unrealized gain on investments .........          0.14
                                                              ----------
 Total from Investment Operations ........................        ( 0.11)
                                                              ----------
Less Distributions:
 Distributions from net realized gains ...................            --
                                                              ----------
Net asset value, end of year .............................    $    14.18
                                                              ==========
Total Return (%) (a) .....................................        ( 0.77) (b)
Ratios and Supplemental Data
 Expenses to average daily net assets ....................
  With expenses waived (%) ...............................          2.35 (c)
  Without expenses waived (%) ............................          2.61 (c)
 Net investment loss to average daily net assets (%) .....        ( 1.75) (c)
 Portfolio turnover rate (%) (b) .........................           129
 Net assets, end of year ($ millions) ....................             9

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period November 6, 1997 (commencement of operations) to October 31, 1998.
(+)(+) For the period January 2, 1998 (commencement of Class B Shares) to
       October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 Heritage Series Trust - Small Cap Stock Fund
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    CLASS A SHARES*
                                              -----------------------------------------------------------
                                                                  FOR THE YEARS ENDED
                                                                      OCTOBER 31
                                              -----------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                              ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year ..........  $  23.21    $  22.62    $   30.39   $  24.08    $  18.86
                                               --------    --------    ---------   --------    --------
Income from Investment Operations:
 Net investment loss ........................    ( 0.12)     ( 0.04)      ( 0.06)    ( 0.02)     ( 0.05)
 Net realized and unrealized gain (loss)
  on investments ............................      6.08        0.63       ( 5.98)      8.21        6.12
                                               --------    --------    ---------   --------    --------
 Total from Investment Operations ...........      5.96        0.59       ( 6.04)      8.19        6.07
                                               --------    --------    ---------   --------    --------
Less Distributions:
 Dividends from net investment income .......        --          --           --         --      ( 0.01)
 Distributions from net realized gains ......        --          --       ( 1.73)    ( 1.88)     ( 0.84)
                                               --------    --------    ---------   --------    --------
 Total Distributions ........................        --          --       ( 1.73)    ( 1.88)     ( 0.85)
                                               --------    --------    ---------   --------    --------
Net asset value, end of year ................  $  29.17    $  23.21    $   22.62   $  30.39    $  24.08
                                               ========    ========    =========   ========    ========
Total Return (%) (a) ........................     25.68        2.61       (20.96)     36.68       33.18
Ratios and Supplemental Data
 Expenses to average daily net
  assets (%) ................................      1.30        1.26         1.22       1.25        1.41
 Net investment loss to average daily net
  assets (%) ................................    (  .44)     (  .18)      (  .22)    (  .09)     (  .21)
 Portfolio turnover rate (%) (b) ............        85          42           52         54          80
 Net assets, end of year ($ million).........       107         125          174        222          96


                                                           CLASS B SHARES*
                                              -----------------------------------------
                                                         FOR THE YEARS ENDED
                                                             OCTOBER 31
                                              -----------------------------------------
                                                  2000        1999         1998(+)
                                              ----------- ----------- -----------------
Net asset value, beginning of year ..........  $  22.41    $  22.00      $    27.98
                                               --------    --------      ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.33)     ( 0.22)         ( 0.20)
 Net realized and unrealized gain (loss)
  on investments ............................      5.89        0.63          ( 5.78)
                                               --------    --------      ----------
 Total from Investment Operations ...........      5.56        0.41          ( 5.98)
                                               --------    --------      ----------
Less Distributions:
 Dividends from net investment income .......        --          --              --
 Distributions from net realized gains ......        --          --              --
                                               --------    --------      ----------
 Total Distributions ........................        --          --              --
                                               --------    --------      ----------
Net asset value, end of year ................  $  27.97    $  22.41      $    22.00
                                               ========    ========      ==========
Total Return (%) (a) ........................     24.81        1.86          (21.37)(b)
Ratios and Supplemental Data
 Expenses to average daily net
  assets (%) ................................      2.05        2.01            1.98 (c)
 Net investment loss to average daily net
  assets (%) ................................    ( 1.19)     (  .95)         (  .93)(c)
 Portfolio turnover rate (%) (b) ............        85          42              52
 Net assets, end of year ($ million).........        10           9               9



                                                                    CLASS C SHARES*
                                              -----------------------------------------------------------
                                                                  FOR THE YEARS ENDED
                                                                      OCTOBER 31
                                              -----------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                              ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year ..........  $  22.42    $  22.01    $   29.83   $  23.84    $  18.79
                                               --------    --------    ---------   --------    --------
Income from Investment Operations:
 Net investment loss ........................    ( 0.32)     ( 0.22)      ( 0.26)    ( 0.23)     ( 0.22)
 Net realized and unrealized gain (loss)
  on investments ............................      5.88        0.63       ( 5.83)      8.10        6.11
                                               --------    --------    ---------   --------    --------
 Total from Investment Operations ...........      5.56        0.41       ( 6.09)      7.87        5.89
                                               --------    --------    ---------   --------    --------
Less Distributions:
 Dividends from net investment income .......        --          --           --         --          --
 Distributions from net realized gains ......        --          --       ( 1.73)    ( 1.88)     ( 0.84)
                                               --------    --------    ---------   --------    --------
 Total Distributions ........................        --          --       ( 1.73)    ( 1.88)     ( 0.84)
                                               --------    --------    ---------   --------    --------
Net asset value, end of year ................  $  27.98    $  22.42    $   22.01   $  29.83    $  23.84
                                               ========    ========    =========   ========    ========
Total Return (%) (a) ........................     24.80        1.86       (21.55)     35.63       32.22
Ratios and Supplemental Data
 Expenses to average daily net
  assets (%) ................................      2.05        2.01         1.97       2.00        2.13
 Net investment loss to average daily net
  assets (%) ................................    ( 1.18)     (  .94)      (  .96)    (  .85)     (  .94)
 Portfolio turnover rate (%) (b) ............        85          42           52         54          80
 Net assets, end of year ($ million).........        51          61           84         90          25

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    Heritage Series Trust - Technology Fund
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                   CLASS A SHARES*
                                                               ----------------------
                                                                FOR THE PERIOD ENDED
                                                                     OCTOBER 31
                                                               ----------------------
                                                                       2000(+)
                                                               ----------------------
Net asset value, beginning of period .........................        $  14.29
                                                                      --------
Income from Investment Operations:
 Net investment loss .........................................          ( 0.26)
 Net realized and unrealized gain on investments .............            3.40
                                                                      --------
 Total from Investment Operations ............................            3.14
                                                                      --------
Net asset value, end of period ...............................        $  17.43
                                                                      ========
Total Return (%) (a) (b) .....................................           21.97
Ratios and Supplemental Data
 Expenses to average daily net assets (%) (c) ................            1.62
 Net investment loss to average daily net assets (%) (c) .....          ( 1.37)
 Portfolio turnover rate (%) (b) .............................             441
 Net assets, end of period ($ millions) ......................              65


                                                                   CLASS B SHARES*       CLASS C SHARES*
                                                               ---------------------- ---------------------
                                                                FOR THE PERIOD ENDED   FOR THE PERIOD ENDED
                                                                     OCTOBER 31             OCTOBER 31
                                                               ---------------------- ---------------------
                                                                       2000(+)               2000(+)
                                                               ---------------------- ---------------------
Net asset value, beginning of period .........................        $  14.29              $  14.29
                                                                      --------              --------
Income from Investment Operations:
 Net investment loss .........................................          ( 0.40)               ( 0.40)
 Net realized and unrealized gain on investments .............            3.42                  3.41
                                                                      --------              --------
 Total from Investment Operations ............................            3.02                  3.01
                                                                      --------              --------
Net asset value, end of period ...............................        $  17.31              $  17.30
                                                                      ========              ========
Total Return (%) (a) (b) .....................................           21.13                 21.06
Ratios and Supplemental Data
 Expenses to average daily net assets (%) (c) ................            2.37                  2.37
 Net investment loss to average daily net assets (%) (c) .....          ( 2.12)               ( 2.12)
 Portfolio turnover rate (%) (b) .............................             441                   441
 Net assets, end of period ($ millions) ......................              24                    40

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   Heritage Series Trust - Value Equity Fund
                             Financial Highlights
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                     CLASS A SHARES*
                                             ----------------------------------------------------------------
                                                                   FOR THE YEARS ENDED
                                                                        OCTOBER 31
                                             ----------------------------------------------------------------
                                                 2000        1999        1998          1997           1996
                                             ----------- ----------- ----------- ---------------- -----------
Net asset value, beginning of year .........  $  18.33    $  18.56    $  24.27      $   20.27      $  18.00
                                              --------    --------    --------      ---------      --------
Income from Investment Operations:
 Net investment income (loss) ..............      0.21        0.12        0.15           0.22 (a)      0.17
 Net realized and unrealized gain (loss)
  on investments ...........................      2.48      ( 0.07)     ( 0.76)          5.23          2.76
                                              --------    --------    --------      ---------      --------
 Total from Investment Operations ..........      2.69        0.05      ( 0.61)          5.45          2.93
                                              --------    --------    --------      ---------      --------
Less Distributions:
 Dividends from net investment income ......    ( 0.11)     ( 0.16)     ( 0.20)        ( 0.15)       ( 0.11)
 Distributions from net realized gains .....    ( 0.42)     ( 0.12)     ( 4.90)        ( 1.30)       ( 0.55)
                                              --------    --------    --------      ---------      --------
 Total Distributions .......................    ( 0.53)     ( 0.28)     ( 5.10)        ( 1.45)       ( 0.66)
                                              --------    --------    --------      ---------      --------
Net asset value, end of year ...............  $  20.49    $  18.33    $  18.56      $   24.27      $  20.27
                                              ========    ========    ========      =========      ========
Total Return (%) (b) .......................     15.13        0.24      ( 3.52)         28.69         16.59
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .......      1.45        1.45        1.45           1.61 (a)      1.65
  Without expenses waived/
   recovered (%) ...........................      1.72        1.70        1.58           1.53          1.99
 Net investment income (loss) to average
  daily net assets (%) .....................      1.14         .63         .74            .96           .89
 Portfolio turnover rate (c) ...............        95         137         132            155           129
 Net assets, end of year ($ millions) ......        13          15          18             19            15


                                                          CLASS B SHARES*
                                             ------------------------------------------
                                                        FOR THE YEARS ENDED
                                                             OCTOBER 31
                                             ------------------------------------------
                                                 2000        1999          1998(+)
                                             ----------- ----------- ------------------
Net asset value, beginning of year .........  $  18.06    $  18.29      $    19.60
                                              --------    --------      ----------
Income from Investment Operations:
 Net investment income (loss) ..............      0.07      ( 0.02)           0.02
 Net realized and unrealized gain (loss)
  on investments ...........................      2.45      ( 0.08)         ( 1.33)
                                              --------    --------      ----------
 Total from Investment Operations ..........      2.52      ( 0.10)         ( 1.31)
                                              --------    --------      ----------
Less Distributions:
 Dividends from net investment income ......        --      ( 0.01)             --
 Distributions from net realized gains .....    ( 0.42)     ( 0.12)             --
                                              --------    --------      ----------
 Total Distributions .......................    ( 0.42)     ( 0.13)             --
                                              --------    --------      ----------
Net asset value, end of year ...............  $  20.16    $  18.06      $    18.29
                                              ========    ========      ==========
Total Return (%) (b) .......................     14.28      ( 0.56)         ( 6.68) (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .......      2.20        2.20            2.20 (d)
  Without expenses waived/
   recovered (%) ...........................      2.47        2.45            2.33 (d)
 Net investment income (loss) to average
  daily net assets (%) .....................       .40      (  .13)            .15 (d)
 Portfolio turnover rate (c) ...............        95         137             132
 Net assets, end of year ($ millions) ......         1           1               1


                                                                     CLASS C SHARES*
                                             ----------------------------------------------------------------
                                                                   FOR THE YEARS ENDED
                                                                        OCTOBER 31
                                             ----------------------------------------------------------------
                                                 2000        1999        1998          1997           1996
                                             ----------- ----------- ----------- ---------------- -----------
Net asset value, beginning of year .........  $  18.06    $  18.28    $  23.98      $   20.06      $  17.92
                                              --------    --------    --------      ---------      --------
Income from Investment Operations:
 Net investment income (loss) ..............      0.07      ( 0.02)         --           0.05 (a)      0.02
 Net realized and unrealized gain (loss)
  on investments ...........................      2.45      ( 0.07)     ( 0.75)          5.20          2.74
                                              --------    --------    --------      ---------      --------
 Total from Investment Operations ..........      2.52      ( 0.09)     ( 0.75)          5.25          2.76
                                              --------    --------    --------      ---------      --------
Less Distributions:
 Dividends from net investment income ......        --      ( 0.01)     ( 0.05)        ( 0.03)       ( 0.07)
 Distributions from net realized gains .....    ( 0.42)     ( 0.12)     ( 4.90)        ( 1.30)       ( 0.55)
                                              --------    --------    --------      ---------      --------
 Total Distributions .......................    ( 0.42)     ( 0.13)     ( 4.95)        ( 1.33)       ( 0.62)
                                              --------    --------    --------      ---------      --------
Net asset value, end of year ...............  $  20.16    $  18.06    $  18.28      $   23.98      $  20.06
                                              ========    ========    ========      =========      ========
Total Return (%) (b) .......................     14.28      ( 0.50)     ( 4.27)         27.79         15.65
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .......      2.20        2.20        2.20           2.36 (a)      2.40
  Without expenses waived/
   recovered (%) ...........................      2.47        2.45        2.33           2.28          2.74
 Net investment income (loss) to average
  daily net assets (%) .....................       .40      (  .12)     (  .01)           .21           .13
 Portfolio turnover rate (c) ...............        95         137         132            155           129
 Net assets, end of year ($ millions) ......        12          12          14             13            10

-------
* Per share amounts have been calculated using the monthly average share method.
(+) For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
(a) The year ended October 31, 1997 includes payment of previously waived management fees to the Manager for Class A and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)  Not annualized.
(d)  Annualized


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1: Significant Accounting Policies. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund (formerly the "Mid Cap Growth Fund"), the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each, a "Fund" and collectively, the "Funds"). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Eagle International Equity Portfolio primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Stock Fund primarily seeks long-term appreciation by investing primarily in equity securities of companies with medium market capitalization that are believed to have above average growth potential. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Technology Fund primarily seeks long-term capital appreciation through equity investments in companies that rely extensively on technology in their processes, products or services. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a maximum sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle International Equity Portfolio also offers Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

          SECURITY VALUATION: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

          FOREIGN CURRENCY TRANSACTIONS: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

          FORWARD FOREIGN CURRENCY CONTRACTS: The Eagle International Equity Portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts. There were no open forward currency contracts at October 31, 2000.

          REPURCHASE AGREEMENTS: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security,

--------------------------------------------------------------------------------
                              Heritage Series Trust
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

          as agreed. In that case, the Fund will bear the risk of market value fluctuations until they can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

          FEDERAL INCOME TAXES: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

          DISTRIBUTION OF NET REALIZED GAINS: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

          STATE QUALIFICATION EXPENSES: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

          WRITTEN OPTIONS: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

          PURCHASED OPTIONS: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts.

          EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fees, custodian fees, distribution fees, etc., while other expenses such as insurance expense, are allocated proportionately among the Funds. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

          ORGANIZATION EXPENSES: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund and Technology Fund, were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. As of October 31, 2000, all such expenses have been amortized except for $10,339 related to the Mid Cap Stock Fund.

          CAPITAL ACCOUNTS: Each Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

          OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------
Note 2: Fund Shares. At October 31, 2000, there were an unlimited number of shares of beneficial interest of no par value authorized.


    AGGRESSIVE GROWTH FUND
    ----------------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 2000, were as follows:


                                                CLASS A SHARES               CLASS B SHARES               CLASS C SHARES
                                         ---------------------------- ---------------------------- ----------------------------
                                             SHARES        AMOUNT        SHARES         AMOUNT         SHARES        AMOUNT
                                         ------------- -------------- ------------ --------------- ------------- --------------
    Shares sold ........................     639,136    $ 17,007,189     201,293    $  5,354,605       702,692    $ 18,619,612
    Shares issued on reinvestment of
     distributions .....................     124,031       2,804,345      49,585       1,108,729        80,252       1,794,442
    Shares redeemed ....................    (263,680)     (6,806,236)    (68,542)     (1,749,056)     (144,514)     (3,771,666)
                                            --------    ------------     -------    ------------      --------    ------------
    Net increase .......................     499,487    $ 13,005,298     182,336    $  4,714,278       638,430    $ 16,642,388
                                                        ============                ============                  ============
    Shares outstanding:
     Beginning of year .................   1,317,722                     505,461                       773,291
                                           ---------                     -------                      --------
     End of year .......................   1,817,209                     687,797                     1,411,721
                                           =========                     =======                     =========

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                        CLASS A SHARES              CLASS B SHARES             CLASS C SHARES
                                 ---------------------------- -------------------------- ---------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                                 ------------- -------------- ------------ ------------- ------------ --------------
    Shares sold ................     816,167    $ 15,241,364     302,485    $5,661,744      645,799    $ 12,067,581
    Shares redeemed ............    (228,646)     (4,233,253)    (49,661)     (930,205)     (94,328)     (1,773,757)
                                    --------    ------------     -------    ----------      -------    ------------
    Net increase ...............     587,521    $ 11,008,111     252,824    $4,731,539      551,471    $ 10,293,824
                                                ============                ==========                 ============
    Shares outstanding:
     Beginning of year .........     730,201                     252,637                    221,820
                                    --------                     -------                    -------
     End of year ...............   1,317,722                     505,461                    773,291
                                   =========                     =======                    =======


    EAGLE INTERNATIONAL EQUITY PORTFOLIO
    ------------------------------------

    Transactions in Class A, B and C Shares and Eagle Shares of the Fund during the year ended October 31, 2000, were as follows:


                                             CLASS A SHARES               CLASS B SHARES
                                      ----------------------------- --------------------------
                                          SHARES         AMOUNT        SHARES        AMOUNT
                                      ------------- --------------- ------------ -------------
    Shares sold .....................     206,405    $   5,863,989      23,729    $   694,286
    Shares issued on reinvestment
      of distributions ..............      31,859        1,034,768       2,120         66,936
    Shares redeemed .................    (131,052)      (3,772,192)    (11,765)      (356,139)
                                         --------    -------------     -------    -----------
    Net increase (decrease) .........     107,212    $   3,126,565      14,084    $   405,083
                                                     =============                ===========
    Shares outstanding:
     Beginning of year ..............     250,659                       14,881
                                         --------                      -------
     End of year ....................     357,871                       28,965
                                         ========                      =======


                                             CLASS C SHARES                 EAGLE SHARES
                                      ---------------------------- ------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      ------------ --------------- ------------- ----------------
    Shares sold .....................    110,927    $   3,436,460      328,037    $    9,734,259
    Shares issued on reinvestment
      of distributions ..............     34,473        1,089,009      137,365         4,373,714
    Shares redeemed .................    (80,798)      (2,392,813)    (477,947)      (14,551,965)
                                         -------    -------------     --------    --------------
    Net increase (decrease) .........     64,602    $   2,132,656      (12,545)   $     (443,992)
                                                    =============                 ==============
    Shares outstanding:
     Beginning of year ..............    236,759                     1,037,481
                                         -------                     ---------
     End of year ....................    301,361                     1,024,936
                                         =======                     =========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

    EAGLE INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
    ------------------------------------------------

    Transactions in Class A, B and C Shares and Eagle Shares of the Fund during the year ended October 31, 1999, were as follows:


                                             CLASS A SHARES             CLASS B SHARES
                                      ---------------------------- -------------------------
                                         SHARES         AMOUNT        SHARES       AMOUNT
                                      ------------ --------------- ----------- -------------
    Shares sold .....................     27,491    $     780,723      9,353    $   254,995
    Shares issued on reinvestment
      of distributions ..............      1,024           28,582         58          1,581
    Shares redeemed .................    (45,994)      (1,298,534)    (3,878)      (109,438)
                                         -------    -------------     ------    -----------
    Net increase (decrease) .........    (17,479)   $    (489,229)     5,533    $   147,138
                                                    =============               ===========
    Shares outstanding:
     Beginning of year ..............    268,138                       9,348
                                         -------                      ------
     End of year ....................    250,659                      14,881
                                         =======                      ======


                                             CLASS C SHARES                 EAGLE SHARES
                                      ---------------------------- ------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      ------------ --------------- ------------- ----------------
    Shares sold .....................     45,492    $   1,262,451      137,206    $   3,951,774
    Shares issued on reinvestment
      of distributions ..............      1,009           27,703        5,474          151,150
    Shares redeemed .................    (43,865)      (1,222,395)    (409,377)     (11,689,394)
                                         -------    -------------     --------    -------------
    Net increase (decrease) .........      2,636    $      67,759     (266,697)   $  (7,586,470)
                                                    =============                 =============
    Shares outstanding:
     Beginning of year ..............    234,123                     1,304,178
                                         -------                     ---------
     End of year ....................    236,759                     1,037,481
                                         =======                     =========

    GROWTH EQUITY FUND
    ------------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 2000, were as follows:


                                                 CLASS A SHARES               CLASS B SHARES                CLASS C SHARES
                                         ------------------------------ --------------------------- ------------------------------
                                             SHARES         AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
                                         ------------- ---------------- ------------ -------------- ------------- ----------------
    Shares sold ........................   1,293,573    $   69,416,965     544,321    $ 28,305,082    1,260,325    $   64,867,647
    Shares issued on reinvestment of
     distributions .....................     178,368         8,265,553      49,275       2,206,529      215,528         9,649,178
    Shares redeemed ....................    (374,630)      (19,701,921)    (51,768)     (2,703,279)    (378,389)      (19,159,035)
                                           ---------    --------------     -------    ------------    ---------    --------------
    Net increase .......................   1,097,311    $   57,980,597     541,828    $ 27,808,332    1,097,464    $   55,357,790
                                                        ==============                ============                 ==============
    Shares outstanding:
     Beginning of year .................   1,546,474                       384,547                    1,779,961
                                           ---------                       -------                    ---------
     End of year .......................   2,643,785                       926,375                    2,877,425
                                           =========                       =======                    =========

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                      CLASS A SHARES                CLASS B SHARES                CLASS C SHARES
                              ------------------------------ ---------------------------- ------------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                              ------------- ---------------- ------------ --------------- ------------- ----------------
    Shares sold .............     493,710    $  17,871,948      241,317    $  8,402,380       775,238    $  25,998,482
    Shares redeemed .........    (331,288)     (12,049,577)     (40,337)     (1,454,604)     (395,353)     (13,617,224)
                                 --------    -------------      -------    ------------      --------    -------------
    Net increase ............     162,422    $   5,822,371      200,980    $  6,947,776       379,885    $  12,381,258
                                             =============                 ============                  =============
    Shares outstanding:
     Beginning of year ......   1,384,052                       183,567                     1,400,076
                                ---------                       -------                     ---------
     End of year ............   1,546,474                       384,547                     1,779,961
                                =========                       =======                     =========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

    MID CAP STOCK FUND
    ------------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 2000, were as follows:


                                             CLASS A SHARES               CLASS B SHARES              CLASS C SHARES
                                      ----------------------------- -------------------------- -----------------------------
                                          SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                                      ------------- --------------- ------------ ------------- ------------- ---------------
    Shares sold .....................     230,081    $  5,097,074       69,580    $1,501,317       188,079    $  4,086,557
    Shares issued on reinvestment of
     distributions ..................      13,219         243,221        2,056        37,227         7,859         142,331
    Shares redeemed .................    (135,421)     (2,822,617)     (14,970)     (295,802)     (226,689)     (4,483,886)
                                         --------    ------------      -------    ----------      --------    ------------
    Net increase (decrease) .........     107,879    $  2,517,678       56,666    $1,242,742       (30,751)   $   (254,998)
                                                     ============                 ==========                  ============
    Shares outstanding:
     Beginning of year ..............     878,429                      127,121                     566,498
                                         --------                      -------                    --------
     End of year ....................     986,308                      183,787                     535,747
                                         ========                      =======                    ========

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                        CLASS A SHARES                CLASS B SHARES               CLASS C SHARES
                                 ----------------------------- ---------------------------- -----------------------------
                                     SHARES         AMOUNT        SHARES         AMOUNT         SHARES         AMOUNT
                                 ------------- --------------- ------------ --------------- ------------- ---------------
    Shares sold ................     167,255    $  2,515,905       42,991    $    656,381       192,230    $  2,895,086
    Shares redeemed ............    (418,149)     (6,408,277)     (71,859)     (1,083,381)     (295,178)     (4,504,091)
                                    --------    ------------      -------    ------------      --------    ------------
    Net decrease ...............    (250,894)   $ (3,892,372)     (28,868)   $   (427,000)     (102,948)   $ (1,609,005)
                                                ============                 ============                  ============
    Shares outstanding:
     Beginning of year .........   1,129,323                      155,989                       669,446
                                   ---------                      -------                      --------
     End of year ...............     878,429                      127,121                       566,498
                                   =========                      =======                      ========


    SMALL CAP STOCK FUND
    --------------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 2000, were as follows:


                                         CLASS A SHARES                 CLASS B SHARES                  CLASS C SHARES
                                -------------------------------- ----------------------------- --------------------------------
                                     SHARES          AMOUNT          SHARES         AMOUNT          SHARES          AMOUNT
                                --------------- ---------------- ------------- --------------- --------------- ----------------
    Shares sold ...............       367,323    $  10,644,600        70,583    $  1,948,329         238,220    $   6,484,063
    Shares redeemed ...........    (2,079,709)     (56,624,018)     (121,772)     (3,299,715)     (1,114,878)     (29,107,379)
                                   ----------    -------------      --------    ------------      ----------    -------------
    Net decrease ..............    (1,712,386)   $ (45,979,418)      (51,189)   $ (1,351,386)       (876,658)   $ (22,623,316)
                                                 =============                  ============                    =============
    Shares outstanding:
     Beginning of year ........     5,380,077                        423,535                       2,702,718
                                   ----------                       --------                      ----------
     End of year ..............     3,667,691                        372,346                       1,826,060
                                   ==========                       ========                      ==========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

    SMALL CAP STOCK FUND (CONTINUED)
    --------------------------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                           CLASS A SHARES                 CLASS B SHARES                  CLASS C SHARES
                                  -------------------------------- ----------------------------- --------------------------------
                                       SHARES          AMOUNT          SHARES         AMOUNT          SHARES          AMOUNT
                                  --------------- ---------------- ------------- --------------- --------------- ----------------
    Shares sold .................       842,703    $  20,207,077       167,884    $  3,950,709         621,819    $  14,595,795
    Shares redeemed .............    (3,151,721)     (75,402,363)     (148,184)     (3,460,431)     (1,747,954)     (40,385,471)
                                     ----------    -------------      --------    ------------      ----------    -------------
    Net increase (decrease) .....    (2,309,018)   $ (55,195,286)       19,700    $    490,278      (1,126,135)   $ (25,789,676)
                                                   =============                  ============                    =============
    Shares outstanding:
     Beginning of year ..........     7,689,095                        403,835                       3,828,853
                                     ----------                       --------                      ----------
     End of year ................     5,380,077                        423,535                       2,702,718
                                     ==========                       ========                      ==========

    TECHNOLOGY FUND
    ---------------

    Transactions in Class A, B and C Shares of the Fund during the period November 18, 1999 (commencement of operations) to October 31, 2000, were as follows:


                                       CLASS A SHARES                CLASS B SHARES               CLASS C SHARES
                               ------------------------------ ---------------------------- ----------------------------
                                   SHARES         AMOUNT          SHARES        AMOUNT         SHARES        AMOUNT
                               ------------- ---------------- ------------- -------------- ------------- --------------
    Shares sold ..............   4,324,750    $  71,956,124     1,536,844    $ 25,836,044    2,569,147    $ 42,685,629
    Shares redeemed ..........    (608,411)     (10,961,163)     (142,177)     (2,663,961)    (262,805)     (4,839,594)
                                 ---------    -------------     ---------    ------------    ---------    ------------
    Net increase .............   3,716,339    $  60,994,961     1,394,667    $ 23,172,083    2,306,342    $ 37,846,035
                                              =============                  ============                 ============
    Shares outstanding:
     Beginning of period .....          --                             --                           --
                                 ---------                      ---------                    ---------
     End of period ...........   3,716,339                      1,394,667                    2,306,342
                                 =========                      =========                    =========


   VALUE EQUITY FUND
   -----------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 2000, were as follows:


                                            CLASS A SHARES               CLASS B SHARES              CLASS C SHARES
                                     ----------------------------- -------------------------- -----------------------------
                                         SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                                     ------------- --------------- ------------ ------------- ------------- ---------------
    Shares sold ....................     119,887    $  2,251,289       12,632    $  237,000       152,307    $  2,821,869
    Shares issued on reinvestment of
      distributions ................      22,076         397,144        1,213        21,621        14,812         263,944
    Shares redeemed ................    (323,868)     (6,046,861)     (22,103)     (413,233)     (236,407)     (4,352,703)
                                        --------    ------------      -------    ----------      --------    ------------
    Net decrease ...................    (181,905)   $ (3,398,428)      (8,258)   $ (154,612)      (69,288)   $ (1,266,890)
                                                    ============                 ==========                  ============
    Shares outstanding:
     Beginning of year .............     802,947                       56,257                     654,941
                                        --------                      -------                    --------
     End of year ...................     621,042                       47,999                     585,653
                                        ========                      =======                    ========

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

    VALUE EQUITY FUND (CONTINUED)
    -----------------------------

     Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                             CLASS A SHARES               CLASS B SHARES              CLASS C SHARES
                                      ----------------------------- -------------------------- -----------------------------
                                          SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                                      ------------- --------------- ------------ ------------- ------------- ---------------
    Shares sold .....................     136,595    $  2,740,843       28,808    $  558,979       154,403    $  3,058,861
    Shares issued on reinvestment of
      distributions .................      13,519         254,838          389         7,278         5,023          93,852
    Shares redeemed .................    (302,249)     (5,780,061)     (22,484)     (428,531)     (249,936)     (4,765,104)
                                         --------    ------------      -------    ----------      --------    ------------
    Net increase (decrease) .........    (152,135)   $ (2,784,380)       6,713    $  137,726       (90,510)   $ (1,612,391)
                                                     ============                 ==========                  ============
    Shares outstanding:
     Beginning of year ..............     955,082                       49,544                     745,451
                                         --------                      -------                    --------
     End of year ....................     802,947                       56,257                     654,941
                                         ========                      =======                    ========

Note 3: Purchases and Sales of Securities. For the year ended October 31, 2000, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) were as follows:


                                                            INVESTMENT SECURITIES
                                                     -----------------------------------
                                                         PURCHASES            SALES
                                                     ----------------   ----------------
    Aggressive Growth Fund .......................    $  228,521,967     $  207,182,344
    Eagle International Equity Portfolio .........        33,704,636         32,928,806
    Growth Equity Fund ...........................     1,113,491,328      1,005,729,623
    Mid Cap Stock Fund ...........................        81,520,502         81,404,817
    Small Cap Stock Fund .........................       149,028,052        232,834,713
    Technology Fund ..............................       562,276,009        447,927,944
    Value Equity Fund ............................        23,394,214         33,945,644

Note 4: Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees' Fees: Under the Trust's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager"), the Growth Equity, Mid Cap Stock and Value Equity Funds agree to pay to the Manager a fee equal to an annual rate of 0.75% of the Funds' average daily net assets, computed daily and payable monthly. For the Aggressive Growth Fund and Small Cap Stock Fund, the management fee for each Fund is 1.0% on the first $50 million and 0.75% of any excess over $50 million of average daily net assets. For the Technology Fund, the management fee is 1.0% on the first $100 million and 0.75% of any excess over $100 million of average daily net assets. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. ("Eagle"), the Eagle International Equity Portfolio annual management

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

          fee is 1.0% on the first $100 million of average daily net assets and 0.80% of any excess over $100 million of average daily net assets. The Manager contractually waived its investment advisory fees and, if necessary, reimbursed each Fund to the extent that Class A, Class B and Class C annual operating expenses exceeded that Fund's average daily net assets attributable to that class for the 2000 fiscal year as follows:


                                                      CLASS A     CLASS B AND CLASS C
                                                     ---------   --------------------
    Aggressive Growth Fund .......................      1.60%             2.35%
    Eagle International Equity Portfolio .........      1.97%             2.72%
    Growth Equity Fund ...........................      1.40%             2.15%
    Mid Cap Stock Fund ...........................      1.55%             2.30%
    Small Cap Stock Fund .........................      1.30%             2.05%
    Technology Fund ..............................      1.65%             2.40%
    Value Equity Fund ............................      1.45%             2.20%

          Management fees of $55,188 and $25,861 were waived for the Aggressive Growth Fund for the periods ended October 31, 1999 and 1998, respectively. During the year ended October 31, 2000, expenses fell below the expense cap and Management fees waived in prior periods in the amount of $81,049 were recovered for the Aggressive Growth Fund and are included in the management fee. Management fees of $24,049 were waived for the Eagle International Equity Portfolio for the year ended October 31, 1999. If total Fund expenses fall below the expense limitation agreed to by Eagle before the end of the year ended October 31, 2001, Eagle International Equity Portfolio may be required to pay Eagle a portion or all of the waived management fees. For the years ended October 31, 2000 and 1999, respectively, the Mid Cap Stock Fund waived management fees of $24,899 and $27,644. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the years ending October 31, 2002 and 2001, respectively, the Mid Cap Stock Fund may be required to pay the Manager a portion or all of the waived management fees. For the years ended October 31, 2000 and 1999, respectively, the Value Equity Fund waived management fees of $69,913 and $76,169. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the years ending October 31, 2002 and 2001, respectively, the Value Equity Fund may be required to pay the Manager a portion or all of the waived management fees.

          Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation, to provide the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 2000, the Subadviser earned $253,029 for Subadviser fees, which were paid by Eagle.

          Heritage Asset Management, Inc., an affiliate of Eagle, provides certain administrative services for the Eagle International Equity Portfolio. Heritage receives a fee in the amount of 0.10% from Eagle for performing these administrative services.

          The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and the Technology Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 2000, the total fees the Subadvisers earned were $395,479, $996,780, $120,083, $751,512 and $513,006 for the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund and Technology Fund, respectively.

          The Manager has entered into an agreement with Osprey Partners Investment Management, LLC ("Osprey") to provide to the Value Equity Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .32% of the Value Equity Fund's average daily net assets. Effective May 18, 1999, all of the assets of the Value Equity Fund were allocated to Osprey. Prior to May 18, 1999, the assets of the Fund were managed by Eagle. Eagle will continue to serve as subadviser to the Fund, although there are no assets currently allocated to them. For the year ended October 31, 2000, Osprey earned $82,537 for Subadviser fees, which were paid by the Manager.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

          Total front end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the "Distributor") for the year ended October 31, 2000 were as follows.


                                                         FRONT-END
                                                       SALES CHARGE               CONTINGENT DEFERRED SALES CHARGE
                                                     ----------------   -----------------------------------------------------
                                                      CLASS A SHARES     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                     ----------------   ----------------   ----------------   ---------------
    Aggressive Growth Fund .......................      $  215,891           $   --             $30,044           $ 5,042
    Eagle International Equity Portfolio .........          29,043               13               1,416             1,471
    Growth Equity Fund ...........................         979,559                6              51,408            18,323
    Mid Cap Stock Fund ...........................          89,874                7               5,991             1,033
    Small Cap Stock Fund .........................         127,087            2,781              57,927             8,706
    Technology Fund ..............................       1,538,976              136              80,532            21,594
    Value Equity Fund ............................          31,120               --               3,296             3,035

          The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

          Total agency brokerage commissions paid by the Funds and agency brokers commissions paid directly to Raymond James & Associates, Inc., for the year ended October 31, 2000 were as follows.


                                                      TOTAL AGENCY          PAID TO
                                                        BROKERAGE        RAYMOND JAMES
                                                       COMMISSIONS     & ASSOCIATES, INC.
                                                     --------------   -------------------
    Aggressive Growth Fund .......................     $  329,767           $33,320
    Eagle International Equity Portfolio .........        137,739                --
    Growth Equity Fund ...........................      1,284,162             1,440
    Mid Cap Stock Fund ...........................        119,898             3,180
    Small Cap Stock Fund .........................        406,607            34,317
    Technology Fund ..............................        506,342             1,290
    Value Equity Fund ............................         73,625                --

          Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase the Class B Shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

          The Manager also is the Fund Accountant, Dividend Paying and Shareholder Servicing Agent for the Aggressive Growth Fund, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. In addition, the Manager is the Dividend Paying and Shareholder Servicing Agent for the Eagle International Equity Portfolio.

          Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the "Heritage funds"). Each Trustee of the Heritage funds that is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.


Note 5:   Federal Income Taxes.


    AGGRESSIVE GROWTH FUND:
    -----------------------

    For the year ended October 31, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $1,121,676.

--------------------------------------------------------------------------------
                             Heritage Series Trust
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

    EAGLE INTERNATIONAL EQUITY PORTFOLIO:
    -------------------------------------

    For the year ended October 31, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses, a net operating loss and basis difference in passive foreign investment companies (PFICs), the Fund credited undistributed net investment loss and debited accumulated net realized gain $488,140.

    GROWTH EQUITY FUND:
    -------------------

    For the year ended October 31, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $3,087,876.

    MID CAP STOCK FUND:
    -------------------

    For the year ended October 31, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $458,220.

    SMALL CAP STOCK FUND:
    ---------------------

    For the year ended October 31, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and REIT distributions, the Fund credited undistributed net investment income and debited accumulated net realized gain $1,266,371. The Fund utilized $5,057,448 of net tax basis capital losses during the current year against net realized gains from investment transactions.

  TECHNOLOGY:
  -----------

    For the period ended October 31, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized loss $1,869,207.

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and
Class A, Class B and Class C Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust - Aggressive Growth Fund, Heritage Series Trust - Eagle International Equity Portfolio, Heritage Series Trust - Growth Equity Fund, Heritage Series Trust - Mid Cap Stock Fund, Heritage Series Trust - Small Cap Stock Fund, Heritage Series Trust - Technology Fund and Heritage Series Trust - Value Equity Fund (constituting the Heritage Series Trust, hereafter referred to as the "Trust") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
December 8, 2000



--------------------------------------------------------------------------------
                         2000 Federal Income Tax Notice
                                  (unaudited)
--------------------------------------------------------------------------------
  During the year ended October 31, 2000, the Aggressive Growth Fund, and Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund, and the Value Equity Fund paid to shareholders $50,903, $535,764, $9,795,696, $438,216 and $240,041 or $0.02, $3.57, $2.58, $0.30 and $0.17 per share, from long-term capital gains, respectively. For such period 100% of the income dividends for the Value Equity Fund qualified for the dividend received deduction available for corporations.

HERITAGE FAMILY OF FUNDS (TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Eagle International
Growth Equity
Income-Growth
Mid Cap
Small Cap
Technology
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heitage Series Trust-Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund Technology Fund and Value Equity Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C) 200 Heritage Asset Management, Inc.

55M 10/00
AR53415-HST

[LOGO]    Heritage Series Trust
          P.O. Box 33022
          St. Petersburg, FL 33733
--------------------------------------------------------------------------------

   ADDRESS SERVICE REQUESTED